EXHIBIT 10.33

FOIA CONFIDENTIAL TREATMENT REQUESTED

EXCLUSIVE RESEARCH, DEVELOPMENT,

LICENSE AND MANUFACTURING

AND SUPPLY AGREEMENT

BY AND AMONG

NEKTAR THERAPEUTICS AL, CORPORATION

AND

BAXTER HEALTHCARE SA

AND

BAXTER HEALTHCARE CORPORATION

DATED SEPTEMBER 26, 2005

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-ii-

	4.1	LICENSE TO BAXTER	26

	4.2	TERMS OF SUBLICENSE	26

	4.3	NEKTAR AL RESEARCH RIGHTS AND LIMITATIONS	27

	4.4	NO IMPLIED RIGHTS OR LICENSES	28

	4.5	LICENSE TO NEKTAR AL	28

	4.6	MUTUAL COVENANT	28

5.	MANUFACTURE AND SUPPLY OF SELECTED REAGENTS		29

	5.1	[***]	29

	5.2	SUPPLY PRIOR TO PIVOTAL TRIAL/SUPPLY AGREEMENT	29

	5.3	PIVOTAL TRIAL AND COMMERCIAL PRODUCT SUPPLY AGREEMENT	30

6.	SPECIFICATIONS AND MANUFACTURING WARRANTY FOR SELECTED REAGENTS		30

	6.1	SPECIFICATIONS	30

	6.2	COMPLIANCE AUDITS	31

	6.3	WARRANTY	31

	6.4	DISCLAIMER OF WARRANTY	32

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-iii-

7.	EXCLUSIVITY; [***]		33

	7.1	NEKTAR AL	33

	7.2	BAXTER	33

8.	QUALITY AND COMPLAINTS		34

	8.1	ANALYSIS	34

	8.2	ACCEPTANCE AND REJECTION	34

	8.3	REPLACEMENT OF NONCONFORMING REAGENT	36

	8.4	LIABILITY TO BAXTER FOR NONCONFORMING REAGENT	36

	8.5	[INTENTIONALLY OMITTED]	37

	8.6	FEES FOR MANUFACTURING AND SUPPLY OF SELECTED REAGENTS PRIOR TO PIVOTAL TRIAL	37

9.	MILESTONES; ROYALTY PAYMENTS; ROYALTY REPORTS		38

	9.1	MILESTONE PAYMENTS	38

	9.2	ROYALTIES	42

	9.3	SEPARATE COMPONENTS	44

	9.4	COMMERCIAL DILIGENCE	45

	9.5	REPORTS, EXCHANGE RATES	45

	9.6	THIRD PARTY ROYALTIES, ETC	46

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-iv-

10.	RECORDS; AUDITS; SHIPMENT TERMS; PAYMENT TERMS		47

	10.1	RECORDS	47

	10.2	AUDITS	47

	10.3	INVOICING; PAYMENT TERMS	49

	10.4	PAYMENT METHOD	49

	10.5	TAXES	49

11.	CONFIDENTIALITY		50

	11.1	TERMINATION OF NON-DISCLOSURE AGREEMENT	50

	11.2	IN GENERAL	50

	11.3	ADDITIONAL PROTECTIONS	51

	11.4	PERMITTED DISCLOSURES	52

	11.5	IRREPARABLE INJURY	53

12.	REGULATORY MATTERS		53

	12.1	COMPLAINTS/ADVERSE EVENTS	53

	12.2	SPECIFIC REQUIREMENTS	53

13.	REPRESENTATIONS & WARRANTIES; COVENANTS		53

	13.1	REPRESENTATIONS AND WARRANTIES	53

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-v-

	13.2	COMPLIANCE WITH LAWS	54

14.	LIMITATION OF LIABILITY; EXCLUSION OF DAMAGES		54

	14.1	LIMITATION OF LIABILITY	54

	14.2	REMEDIES	55

	14.3	APPLICABILITY, EXCLUSIVITY OF REMEDIES	55

15.	INDEMNIFICATION; INSURANCE		56

	15.1	INDEMNITY	56

	15.2	INSURANCE	57

	15.3	PROCEDURES	57

16.	INVENTIONS, KNOW-HOW AND PATENTS		59

	16.1	EXISTING INTELLECTUAL PROPERTY	59

	16.2	DISCLOSURE	59

	16.3	OWNERSHIP OF INVENTIONS	59

	16.4	NEKTAR AL CORE TECHNOLOGY INVENTIONS	60

	16.5	BAXTER CORE TECHNOLOGY INVENTIONS	61

	16.6	INDIVIDUAL PATENT FILINGS	61

	16.7	JOINT PATENT FILINGS	61

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-vi-

	16.8	DISPOSITION OF INVENTIONS	62

	16.9	FURTHER ACTIONS	62

	16.10	PATENT MARKING AND POTENTIAL PRODUCT AND COMMERCIAL PRODUCT MARKING	63

	16.11	SUPPLEMENTAL PATENT PROTECTION	63

17.	INFRINGEMENT		63

	17.1	INFRINGEMENT OF THIRD PARTY RIGHTS	63

	17.2	INFRINGEMENT BY THIRD PARTIES	65

18.	[INTENTIONALLY OMITTED]		67

19.	TERM AND TERMINATION		67

	19.1	EXPIRATION	67

	19.2	DISCRETIONARY TERMINATION	67

	19.3	TERMINATION FOR CAUSE	67

	19.4	TERMINATION FOR INSOLVENCY	68

	19.5	TERMINATION/[***] FOR LACK OF DILIGENCE	68

	19.6	TERMINATION ON CHALLENGE	71

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-vii-

	19.7	EFFECT OF TERMINATION	71

20.	ASSIGNMENT		74

21.	NOTICES		74

22.	MISCELLANEOUS		76

	22.1	FORCE MAJEURE	76

	22.2	SEVERABILITY	77

	22.3	VARIATION	77

	22.4	FORBEARANCE AND WAIVER	77

	22.5	COUNTERPARTS; FACSIMILE	77

	22.6	NO PARTNERSHIP	77

	22.7	CONSTRUCTION	78

	22.8	ENTIRE AGREEMENT	78

	22.9	GOVERNING LAW	78

	22.10	PUBLICITY	79

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-viii-

TABLE OF CONTENTS

(continued)

SCHEDULE I - RESEARCH PLAN

SCHEDULE II - MILESTONES

SCHEDULE III - QUALITY AGREEMENT

SCHEDULE IV - BAXTER DEVELOPMENT DILIGENCE TIMELINES

SCHEDULE V - TERMS AND CONDITIONS OF SUPPLY AGREEMENT

SCHEDULE VI - MANUFACTURING COST

SCHEDULE VII - PERMITTED ACTIVITIES

EXHIBIT 1 - BAXTER RESEARCH PLAN

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-ix-

EXCLUSIVE RESEARCH, DEVELOPMENT, AND LICENSE

AGREEMENT

This Agreement (this “AGREEMENT”) is made and entered into as of September 26, 2005 (the “EFFECTIVE DATE”) by and among Nektar Therapeutics AL, Corporation, an Alabama corporation, having its principal place of business at 490 Discovery Drive, Huntsville, AL 35806 (“NEKTAR AL”), Baxter Healthcare SA (“BHSA”), a corporation organized and existing under the laws of Switzerland, and Baxter Healthcare Corporation (“BHC”), a Delaware corporation, having its principal place of business at One Baxter Parkway, Deerfield, Illinois 60015 (BHSA and BHC collectively referred to as “BAXTER”). NEKTAR AL and BAXTER may be referred to herein individually as a “PARTY” and collectively as the “PARTIES.”

RECITALS

WHEREAS, BAXTER is in the business of developing, making, marketing and selling biopharmaceutical products for the treatment of bleeding disorders;

WHEREAS, NEKTAR AL has proprietary technology useful for attaching poly(ethylene) glycol-based molecules to pharmaceutical compounds, and is engaged in the business of performing research in relation to REAGENTS and CONJUGATES and manufacturing bulk quantities of REAGENTS used in the manufacture of pharmaceutical products;

WHEREAS, BAXTER has developed proprietary technology concerning FACTOR VIII and [***], including the [***] for improving the half-life of FACTOR VIII, and desires to continue such development by entering into an exclusive research and development agreement with NEKTAR AL for the purpose of determining whether NEKTAR AL’s proprietary technology can improve the same, and NEKTAR AL desires to exclusively partner with BAXTER to perform such continued development for extending the half-life of FACTOR VIII using its proprietary technology directly with FACTOR VIII or [***];

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, BAXTER desires to provide NEKTAR AL with recombinant FACTOR VIII and [***] to use in developing SELECTED REAGENTS and CONJUGATES, and NEKTAR AL desires to, as provided for in this AGREEMENT, provide BAXTER with CONJUGATES and SELECTED REAGENTS for BAXTER’s evaluation and potential pre-clinical, clinical and/or commercial development;

WHEREAS, BAXTER shall bear all costs associated with the research and development of NEKTAR AL’s CONJUGATES and REAGENTS into POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS, and shall have ultimate control over all product development decisions;

WHEREAS, NEKTAR AL desires to manufacture and supply BAXTER with all of its SELECTED REAGENT requirements (including pre-clinical, clinical trial, POTENTIAL PRODUCT and COMMERCIAL PRODUCT requirements) and BAXTER desires to satisfy all of its SELECTED REAGENT requirements from NEKTAR AL; and

WHEREAS, BAXTER shall have an exclusive license to any POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS developed in the course of this AGREEMENT.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this AGREEMENT and in accordance with and subject to the terms and conditions specified below, the PARTIES agree as follows:

AGREEMENT 1.

Definitions

1.1

“AFFILIATE” means, with respect to any person or entity, any other person or entity that directly or indirectly controls, is controlled by, or is under common control with, such person or entity. For purposes of this definition only, “control,” “controlled by” and “under common control with” shall mean the possession of the power to direct or

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

cause the direction of the management and policies of an entity, whether through the ownership of voting stock or partnership interest, by contract or otherwise. In the case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares or the ability otherwise to elect a majority of the board of directors or other managing authority of the entity shall in any event be deemed to confer control, it being understood that the direct or indirect ownership of a lesser percentage of such shares shall not necessarily preclude the existence of control.

1.2	“BAXTER CORE TECHNOLOGY” means:

(i)	[***];

(ii)	a composition of a [***] as disclosed in any of the examples of the [***] on the EFFECTIVE DATE, or [***] shall not fall within the BAXTER CORE TECHNOLOGY and shall instead be considered JOINTLY OWNED TECHNOLOGY;

(iii)	a method of: (a) [***]; provided that in each case none of such methods employs a NEKTAR PROPRIETARY METHOD on the EFFECTIVE DATE.

(iv)	methods of [***];

(v)	methods of [***];

(vi)	methods of [***];

(vii)	[***];

(viii)	methods of [***];

(ix)	the methods [***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(x)	[***].

1.3	“BAXTER CORE TECHNOLOGY INVENTIONS” has the meaning set forth in Section 16.5.

1.4	“BAXTER INDEMNITEE” has the meaning set forth in Section 15.1.1.

1.5	“BAXTER KNOW-HOW” means all KNOW-HOW [***]. For the avoidance of doubt, [***] are excluded from the definition of BAXTER KNOW-HOW.

1.6	“BAXTER MATERIALS” has the meaning set forth in Section 2.4.2.

1.7	“BAXTER PATENT RIGHTS” means all claims in those PATENTS and PATENT APPLICATIONS (i) [***] and (ii) that [***].

1.8	“BAXTER PROPRIETARY CONJUGATE” means a CONJUGATE, the composition of matter, manufacture, use, offer for sale, sale or import of which is covered by a claim of the [***].

1.9	[***] means BAXTER’s provisional patent applications [***] (the “PROVISIONALS”), and any U.S. or other patent applications claiming priority therefrom, including any continuation, divisional, reissue, reexamination or substitution (and in each case any foreign counterpart thereto), and any extension, renewal or supplemental protection certificate; provided that the only additional information that may be added after the EFFECTIVE DATE to the disclosure of the PROVISIONALS (“ADDITIONAL INFORMATION”) in the preparation of a U.S. or other patent application claiming priority from the PROVISIONALS shall be [***]. For avoidance of doubt, BAXTER agrees that (a) [***].

1.10	“BLA” means a Biologics License Application filed with the FDA pursuant to 21

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C.F.R. § 601.2 et seq., or any foreign equivalent filed with the regulatory authorities in a country or territory to obtain MARKETING AUTHORIZATION for a COMMERCIAL PRODUCT in such country or territory.

1.11	“CLAIMS” has the meaning set forth in Section 15.1.1.

1.12	“COMMERCIAL DILIGENCE THRESHOLD” has the meaning set forth in Section 9.4.

1.13	“COMMERCIAL PRODUCT” means any POTENTIAL PRODUCT that has received MARKETING AUTHORIZATION which BAXTER, its AFFILIATES and/or SUBLICENSEES market and/or sell for administration to or use by humans or animals.

1.14	“CONFIDENTIAL INFORMATION” has the meaning set forth in Section 11.2.

1.15	“CONJUGATE(S)” means any chemical entity obtained by the PEGYLATION of a REAGENT to a therapeutic agent (including a THERAPEUTIC AGENT).

1.16	“CONTRACT MANUFACTURER” means a THIRD PARTY who (a) manufactures POTENTIAL PRODUCT or COMMERCIAL PRODUCT on behalf of BAXTER as permitted herein, or (b) manufactures SELECTED REAGENT as permitted under and pursuant to Schedule V.

1.17	“CONTROL(LED)” means the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangement with any THIRD PARTY and, with respect to KNOW-HOW, also means that which is not known to the other PARTY prior to disclosure thereto (whether under this AGREEMENT or the NON-DISCLOSURE AGREEMENT), nor freely available from the public domain or THIRD PARTIES.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18	“DEVELOPMENT AND PRODUCTION COMMITTEE” means the committee described in Section 3.3.

1.19	“DISCLOSING PARTY” means the PARTY disclosing CONFIDENTIAL INFORMATION to the other PARTY hereunder.

1.20	“DOLLAR(S)” means United States dollars.

1.21	“EMEA” means the European Medicines Evaluation Agency, and any successor agency thereto having the administrative authority to regulate the marketing of human pharmaceutical products, biological therapeutic products and delivery systems in the European Union.

1.22	“ESTIMATED COST” has the meaning set forth in Schedule VI.

1.23	[***] means a compound that is a [***]. For clarity, [***].

1.24	“FACTOR VIII” means a compound that is a Factor VIII molecule [***]. For clarity, [***].

1.25	“FDA” means the United States Food and Drug Administration or any successor entity that may be established hereafter which has substantially the same authority or responsibility currently vested in the United States Food and Drug Administration.

1.26	“FIELD” means [***], either for use alone for the treatment of [***], in the treatment of Hemophilia A, or PEGYLATED FACTOR VIII or [***] for the treatment of Hemophilia A.

1.27	“FIRST COMMERCIAL SALE” means, with respect to a COMMERCIAL PRODUCT, the first sale by BAXTER or its AFFILIATES or SUBLICENSEES to a THIRD PARTY following receipt of MARKETING AUTHORIZATION for such COMMERCIAL PRODUCT in the country of sale.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.28	“FTE” means the equivalent of an employee working [***] labor hours per year.

1.29	“FTE RATE” has the meaning set forth in Section 2.2. 1.30 “GAAP” has the meaning set forth in Schedule VI.

1.31	“INITIAL ROYALTY TERM” has the meaning set forth in Section 9.2.

1.32	“INVENTIONS” means any and all ideas, concepts, methods, procedures, processes, improvements, inventions and discoveries, whether or not patentable, that are conceived or first reduced to practice during and in the course of the performance of activities conducted in connection with this AGREEMENT, including the development or manufacture of a POTENTIAL PRODUCT or a COMMERCIAL PRODUCT.

1.33	“JOINT INVENTION” has the meaning set forth in Section 16.3.

1.34	“JOINT PATENT APPLICATIONS” and “JOINT PATENT” have the meanings set forth in Section 16.7.

1.35	“JOINT STEERING COMMITTEE” means the committee described in Section 3.1.

1.36	“JOINTLY OWNED TECHNOLOGY” means an INVENTION covering the composition of [***].

1.37

“KNOW-HOW” means all technical, scientific and other know-how, data, materials, information, trade secrets, ideas, formulae, inventions, discoveries, processes, machines, compositions of matter, improvements, protocols, techniques, works of authorship, and results of experimentation and testing (whether or not patentable) in written, electronic, oral or any other form that is not known to the other PARTY prior

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to disclosure thereto (whether under this AGREEMENT or the NON-DISCLOSURE AGREEMENT), nor freely available from the public domain or from THIRD PARTIES.

1.38	“LAW(S)” means any local, state or federal rule, regulation, statute or law in any jurisdiction relevant to the activities undertaken pursuant to this AGREEMENT or applicable to either of the PARTIES with respect to any matters set forth herein.

1.39	“MAJOR MARKETS” has the meaning set forth in Section 9.2.1.

1.40	“MANUFACTURING COST” has the meaning set forth in Schedule VI.

1.41	“MARKETING AUTHORIZATION” means the requisite governmental approval for the marketing and sale of a COMMERCIAL PRODUCT in a given country.

1.42	“MILESTONE” means the milestone payments set forth in Schedule II.

1.43	“NEKTAR AL CORE TECHNOLOGY” means:

(i)	[***];

(ii)	methods of [***];

(iii)	methods of [***];

(iv)	methods of [***];

(v)	methods of [***];

(vi)	[***]

(vii)	methods of [***].

1.44	“NEKTAR AL CORE TECHNOLOGY INVENTIONS” has the meaning set forth in Section 16.4.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.45	“NEKTAR AL INDEMNITEE” has the meaning set forth in Section 15.1.2.

1.46	“NEKTAR AL KNOW-HOW” means all KNOW-HOW [***].

1.47	“NEKTAR AL LICENSED TECHNOLOGY” means, collectively, the NEKTAR AL PATENT RIGHTS and NEKTAR AL KNOW-HOW.

1.48	“NEKTAR AL MATERIALS” has the meaning set forth in Section 2.4.1.

1.49	“NEKTAR AL PATENT RIGHTS” means all of the claims in those PATENTS and PATENT APPLICATIONS CONTROLLED by NEKTAR AL which (i) pertain to [***].

1.50	“NEKTAR PROPRIETARY METHODS” means (i) [***].

1.51	“NEKTAR PROPRIETARY REAGENT” means a REAGENT, the composition of matter, manufacture, use, offer for sale, sale or import of which is covered by [***].

1.52	“NET SALES” means the amount invoiced by BAXTER, its AFFILIATES or SUBLICENSEES for the sale to THIRD PARTIES of COMMERCIAL PRODUCT commencing with the FIRST COMMERCIAL SALE. [***]:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]

(v)	[***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In addition to the foregoing [***], BAXTER may [***] of the aggregate gross amount invoiced on account of sales of a COMMERCIAL PRODUCT by BAXTER, its AFFILIATES or SUBLICENSEES to THIRD PARTIES in the relevant country during the relevant calendar quarter in respect of which royalties are being calculated or (b) [***] during the relevant calendar quarter in respect of which royalties are being calculated.

[***]. In addition, BAXTER’S NET SALES hereunder are subject to the following:

(A)	[***];

(B)	[***];

(C)	[***].

1.53	“NONCONFORMING REAGENTS” has the meaning set forth in Section 6.3.

1.54	“NON-DISCLOSURE AGREEMENT” means that agreement entered into between the PARTIES on [***], providing for confidential treatment of the PARTIES’ information.

1.55	“PATENT” means any claim in a patent including any extension, substitution, registration, confirmation, reissue, supplemental protection certificate, re-examination or renewal of such patent, to the extent valid and enforceable rights are granted by a governmental authority thereunder (and in each case any foreign counterpart thereto).

1.56	“PATENT APPLICATION” means any claim in an application for letters patent, including a provisional application, converted provisional application, continuation application, a continued prosecution application, a continuation-in-part application, a divisional application, a re-examination application, and a reissue application (and in each case any foreign counterpart thereto).

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.57	“PEG” means poly(ethylene) glycol.

1.58	“PEGYLATION,” with correlative meanings “PEGYLATED” or to “PEGYLATE”, means covalent chemical bonding of any REAGENT (including a SELECTED REAGENT and including covalent chemical bonding through linking groups), with or to another material or materials. Such materials include, without limitation, proteins, peptides, polymers, oligomers, oligonucleotides, other biomolecules, small molecules, therapeutic agents (including a THERAPEUTIC AGENT), diagnostic agents, imaging agents and detectable labels. Additional materials that may be PEGYLATED include, without limitation, polymers, liposomes, films, chemical separation and purification surfaces, solid supports, metal/metal oxide surfaces and other surfaces such as, by way of example but not limitation, those on implanted devices, and equipment, where a REAGENT is covalently chemically bonded to one or more reactive molecules on the surface of such device or equipment. “PEGYLATION” shall include the synthesis, derivatization, characterization, and modification of PEG for such purposes, together with the synthesis, derivatization, characterization, and modification of the raw materials and intermediates for the manufacture of REAGENTS (including SELECTED REAGENTS) or products (including POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS) incorporating such REAGENT by means of covalent chemical bonding, and all methods of making and using each and all of the foregoing.

1.59	“PHASE 1 CLINICAL TRIAL” means the first lawful study in humans, conducted in accordance with 21 C.F.R. §312.21(a) (or the equivalent LAWS and regulations in jurisdictions outside the United States).

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.60	“PHASE 2 CLINICAL TRIAL” means a controlled clinical trial, conducted in accordance with 21 C.F.R. §312.21(b) (or the equivalent LAWS and regulations in jurisdictions outside the United States).

1.61	“PIVOTAL TRIAL,” also known as a Phase 3 clinical trial, means a controlled or uncontrolled clinical trial, conducted in accordance with § 21 C.F.R. 312.21(c) (or the equivalent LAWS and regulations in jurisdictions outside the United States).

1.62	“POTENTIAL PRODUCT” means (i) any chemical entity resulting from attachment of any THERAPEUTIC AGENT to a SELECTED REAGENT by means of PEGYLATION that is selected by the RESEARCH COMMITTEE or (ii) any product using PEGYLATION to extend or otherwise improve the half-life of [***] FACTOR VIII, whether by using PEGYLATION technology directly with [***] FACTOR VIII, or by means of the PEGYLATION of [***].

1.63	“PURCHASE PRICE” has the meaning set forth in Section 8.6.1

1.64	“QUALITY AGREEMENT(S)” shall include:

(i)	the quality agreement governing the manufacture and supply of [***], which shall be negotiated by the PARTIES [***]; and

(ii)	the quality agreement governing the manufacture and supply of [***], which shall be negotiated by the PARTIES [***].

The QUALITY AGREEMENT(S) shall be in substantially the same form as Schedule III hereto. For purposes hereof, [***].

1.65	“REAGENT” means a PEG derivative used in the manufacture of a pharmaceutical or diagnostic product or medical device, including a SELECTED REAGENT.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.66	“RECIPIENT” means the PARTY receiving CONFIDENTIAL INFORMATION hereunder.

1.67	“RESEARCH COMMITTEE” means the committee described in Section 3.2.

1.68	“RESEARCH PLAN” means the PARTIES’ respective activities and responsibilities as set forth in the RESEARCH PLAN attached hereto as Schedule I, as amended and revised by the RESEARCH COMMITTEE from time to time.

1.69	“RESPONSIBLE PARTY” has the meaning set forth in Section 16.7.

1.70	“ROYALTY RATE” means the following:

(i)	[***] NET SALES of all COMMERCIAL PRODUCTS sold in a calendar year;

(ii)	[***] NET SALES of all COMMERCIAL PRODUCTS sold in such calendar year; and

(iii)	(iii) [***] NET SALES of all COMMERCIAL PRODUCTS sold in such calendar year [***].

By way of example but not limitation, if NET SALES of all COMMERCIAL PRODUCTS sold in a calendar year are [***] then BAXTER shall pay to NEKTAR AL a royalty of [***] on the [***] of such NET SALES, [***] on the portion of such NET SALES between [***] and [***] and [***] on the portion of such NET SALES [***]. For clarity, the ROYALTY RATE shall be applied to the aggregate annual worldwide NET SALES of all COMMERCIAL PRODUCTS, and [***]. By way of example but not limitation, if during any one calendar year, there are two (2) COMMERCIAL PRODUCTS being sold by or on behalf of BAXTER or its AFFILIATES or SUBLICENSEES, and NET SALES of one COMMERCIAL PRODUCT sold in such calendar year are [***], and NET SALES of the other

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COMMERCIAL PRODUCT sold in the same calendar year are [***] then, for the purposes hereof, the aggregate annual NET SALES of all COMMERCIAL PRODUCTS will be deemed to be [***] for such calendar year, and BAXTER shall pay to NEKTAR AL a royalty of [***] on the [***] of such NET SALES, [***] on the portion of such NET SALES between [***] and [***], and [***] on the portion of such NET SALES in excess of [***], for total payments by BAXTER of [***].

1.71	“SCIENTIFIC ADVISORS” has the meaning set forth in Section 3.1.

1.72	“SCIENTIFIC AND TECHNICAL ADVISORY BOARD” means the board described in Section 3.1.

1.73	“SELECTED REAGENT” means a REAGENT that is attached to a THERAPEUTIC AGENT by means of PEGYLATION in a POTENTIAL PRODUCT or COMMERCIAL PRODUCT, as selected by the RESEARCH COMMITTEE.

1.74	“SOLE INVENTION” has the meaning set forth in Section 16.3.

1.75	“SPECIFICATIONS” means the specifications for a SELECTED REAGENT to be used in a POTENTIAL PRODUCT or COMMERCIAL PRODUCT determined based upon definitive testing criteria that are agreed in writing by the DEVELOPMENT AND PRODUCTION COMMITTEE and which will be set forth in the applicable QUALITY AGREEMENT.

1.76	“SUBLICENSEE” means any person or entity, including AFFILIATES, to which BAXTER grants a sublicense (i) to research and/or develop POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS or (ii) to make, have made, use, sell, have sold, offer for sale and/or import POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS (which for the purposes hereof will include the right to distribute, market or promote).

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.77	“SUPPLY AGREEMENT” means the supply agreement to be entered into by the PARTIES in accordance with Section 5.3.

1.78	“TERM” has the meaning set forth in Section 19.1.

1.79	“TERRITORY” means the world.

1.80	“THERAPEUTIC AGENT” means [***] FACTOR VIII [***] of each of the foregoing. For clarity, THERAPEUTIC AGENT does not include [***].

1.81	“THIRD PARTY” means any entity other than NEKTAR AL, BAXTER, a SUBLICENSEE of BAXTER or their respective AFFILIATES, whether such THIRD PARTY is a person, company, corporation, limited liability company, partnership or other such legal entity, or a division or operating or business unit of such legal entity.

1.82	“VALID PATENT CLAIM” means a claim of an issued and unexpired PATENT within the [***] covering the manufacture, use, sale, offer for sale or import of a SELECTED REAGENT or a COMMERCIAL PRODUCT, which PATENT is owned or CONTROLLED by NEKTAR AL or jointly by the PARTIES and has not (a) expired or been canceled, (b) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (c) been admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise or (d) been abandoned.

1.83	[***] means the [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Research and Development Activities

2.1	OVERVIEW. The PARTIES’ research and development responsibilities are set forth in the RESEARCH PLAN, which shall be an evolving document that is updated and revised from time to time in writing by the RESEARCH COMMITTEE.

As decided by the RESEARCH COMMITTEE provided for in Section 3.2, and provided that BAXTER provides NEKTAR AL with [***] in a timely manner in accordance with the time frames set forth in the RESEARCH PLAN as provided for herein, NEKTAR AL shall, in a timely manner in accordance with the time frames set forth in the RESEARCH PLAN, provide BAXTER with [***] in its research and development activities to extend the half-life of FACTOR VIII using PEGYLATION directly with FACTOR VIII [***]. BAXTER shall, in a timely manner in accordance with the time frames set forth in the RESEARCH PLAN, provide NEKTAR AL with [***] to use in developing REAGENTS and CONJUGATES.

NEKTAR AL shall use commercially reasonable efforts to collaborate and cooperate with BAXTER in researching and developing CONJUGATES and REAGENTS (including SELECTED REAGENTS) to be utilized in developing POTENTIAL PRODUCTS pursuant to the RESEARCH PLAN, as amended from time to time. [***] After the RESEARCH COMMITTEE selects one or more CONJUGATES to develop into POTENTIAL PRODUCTS, the REAGENT that is used to make each such CONJUGATE shall be deemed a SELECTED REAGENT hereunder, and [***].

[***], in accordance with the RESEARCH PLAN, and for all costs and expenses associated therewith (subject to the approval requirements set forth herein).

For clarity, [***]. During such clinical trials, or in the event of the cancellation or failure of any such clinical trials, [***], in accordance with Section 3.2.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2	NEKTAR AL PAYMENTS. In addition to the MILESTONES and royalties to be paid by BAXTER to NEKTAR AL hereunder, BAXTER shall pay NEKTAR AL for all [***] directly incurred and solely associated with the development and manufacture of such CONJUGATES and REAGENTS (including SELECTED REAGENTS). NEKTAR AL’s [***], subject to the following increases: NEKTAR AL shall adjust the [***] for each calendar year commencing with the year 2006 to reflect any year-to-year increase in the Consumer Price Index (CPI) (based on a cumulative index of CPI numbers starting on the EFFECTIVE DATE to the date of the calculation of such [***]).

[***], which materials shall be equipment purchased by NEKTAR AL that is required for the performance of its activities under the RESEARCH PLAN. The cost of such additional materials shall not exceed [***]. BAXTER shall respond to such a request by NEKTAR AL promptly, and in no event later than thirty (30) days after its receipt of such request.

NEKTAR AL shall not bill BAXTER, and BAXTER shall not be required to pay NEKTAR AL, for the first [***] expended by NEKTAR AL in performing activities under the RESEARCH PLAN.

NEKTAR AL shall invoice such [***] to BAXTER on a [***], pursuant to Section 10.2. For clarity, BAXTER shall pay for [***], which shall be calculated by multiplying (i) [***] pursuant to this AGREEMENT by (ii) the quotient of (a) the [***] divided by (b) [***]. BAXTER shall pay the amounts set forth in each such invoice within [***] after the date thereof.

For clarity, BAXTER shall pay NEKTAR AL as provided for under this Section 2.2 for so long as NEKTAR AL is performing activities under the RESEARCH PLAN; provided, however, that on a POTENTIAL PRODUCT-by-POTENTIAL PRODUCT basis, [***] and, thereafter, the costs and expenses to be paid by [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3	MARKETING AUTHORIZATION. As between the PARTIES, BAXTER shall be responsible for all development activities under the RESEARCH PLAN, all manufacturing activities associated with the manufacture of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS, all activities associated with the [***], and for the [***] for COMMERCIAL PRODUCTS. [***].

2.4	MATERIALS.

2.4.1	NEKTAR AL MATERIALS. Any samples of SELECTED REAGENTS or CONJUGATES that are provided by NEKTAR AL to BAXTER in the course of the RESEARCH PLAN (collectively, the “NEKTAR AL MATERIALS”) are owned exclusively by NEKTAR AL and provided solely for the performance of the RESEARCH PLAN, or to otherwise extend the half-life of a THERAPEUTIC AGENT, and for no other purpose. Without limitation, BAXTER will not:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***],

except in each case, to extend the half-life of a THERAPEUTIC AGENT or otherwise in conjunction with the RESEARCH PLAN. For clarity, BAXTER understands and agrees that any activities (and the results thereof) that are carried out

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by or on behalf of BAXTER outside of the RESEARCH PLAN, which utilize any NEKTAR AL MATERIALS or CONFIDENTIAL INFORMATION of NEKTAR AL (including those activities to extend the half-life of a THERAPEUTIC AGENT utilizing any NEKTAR AL MATERIALS or any CONFIDENTIAL INFORMATION OF NEKTAR AL), are subject to and governed by the terms and conditions of this AGREEMENT. For avoidance of doubt, [***].

2.4.2	BAXTER MATERIALS. Any samples of [***] FACTOR VIII [***] provided by BAXTER to NEKTAR AL (collectively, the “BAXTER MATERIALS”) are owned exclusively by BAXTER and provided solely for the development of CONJUGATES and REAGENTS to extend the half-life of a THERAPEUTIC AGENT in conjunction with the RESEARCH PLAN, and for no other purpose. Without limitation, NEKTAR AL will not:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; or

(v)	[***],

except in each case, to extend the half-life of a THERAPEUTIC AGENT in conjunction with the RESEARCH PLAN.

2.5

HANDLING. The PARTIES understand and agree the BAXTER MATERIALS and NEKTAR AL MATERIALS may have unpredictable and unknown biological and/or chemical properties and that they are to be handled and used with caution. The

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PARTIES will handle and use such materials and conduct their respective activities under the RESEARCH PLAN in compliance with all applicable LAWS. Each PARTY will maintain reasonable security measures, no less strict than it maintains to protect its own valuable tangible property, to protect the other PARTY’S materials against loss, theft or destruction. Other than in connection with the performance of its obligations under this AGREEMENT, neither PARTY will sell, lease, license, copy, transfer, disclose or otherwise provide access to the other PARTY’s materials to any person, entity or location without the prior written consent of the other PARTY, such consent not to be unreasonably withheld or delayed. This provision shall not prevent BAXTER from sublicensing (to the extent provided for in Article 4) or outsourcing some or all if its research or development activities. In such case, BAXTER shall require any SUBLICENSEE or THIRD PARTY performing such obligations to be bound by similar security, handling, confidentiality and assignment of INVENTIONS obligations as are set forth in this AGREEMENT, including without limitation, under Sections 2.4.1, 2.5 and 4.4 and Articles 11 and 16.

2.6	SELECTION OF POTENTIAL PRODUCTS AND [***]. The RESEARCH COMMITTEE shall select POTENTIAL PRODUCT(S) from the CONJUGATES and SELECTED REAGENTS provided by NEKTAR AL and, following such selection, [***].

2.7

DISCLAIMER OF WARRANTY WITH RESPECT TO BAXTER MATERIALS. BAXTER HEREBY ACKNOWLEDGES THE EXPERIMENTAL NATURE OF THE RESEARCH AND THAT NEKTAR AL CANNOT GUARANTEE OR PROVIDE ANY WARRANTIES REGARDING THE QUANTITY OF BAXTER MATERIALS REQUIRED TO CONDUCT THE RESEARCH OR TO BE CONSUMED IN THE PERFORMANCE OF THE RESEARCH. EXCEPT IN THE CASE OF NEKTAR AL’S NEGLIGENCE OR WILLFUL MISCONDUCT,

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NEKTAR AL SHALL NOT BE LIABLE FOR ANY DAMAGES OR LOSSES SUFFERED BY BAXTER ARISING FROM THE USE, CONSUMPTION OR LOSS OF BAXTER MATERIALS IN THE PERFORMANCE OF THE RESEARCH PURSUANT TO THIS AGREEMENT.

3.	GOVERNANCE

3.1	JOINT STEERING COMMITTEE. To facilitate communication between the PARTIES, implement the RESEARCH PLAN and oversee development of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (all during the TERM), the PARTIES shall appoint a JOINT STEERING COMMITTEE consisting of [***] representatives from each of NEKTAR AL and BAXTER. The initial representatives are:

BAXTER: [***]

NEKTAR AL: [***]

and the initial meeting of the JOINT STEERING COMMITTEE shall take place no later than [***] after the EFFECTIVE DATE. Each PARTY may replace its representatives on the JOINT STEERING COMMITTEE by prior written notice to the other PARTY. The JOINT STEERING COMMITTEE shall supervise the activities of the RESEARCH COMMITTEE and the DEVELOPMENT AND PRODUCTION COMMITTEE; resolve issues referred by members of the RESEARCH COMMITTEE and the DEVELOPMENT AND PRODUCTION COMMITTEE; make strategic decisions related to research and development activities in connection with POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS; review the progress of research and development activities in connection with POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS with

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

respect to BAXTER’s progress in pre-clinical studies, clinical trials, and meeting the Development Diligence Timeline set forth in Schedule IV; and review progress in seeking MARKETING AUTHORIZATIONS. The JOINT STEERING COMMITTEE shall also be responsible for sharing certain data and information relating to the PARTIES’ respective research and development, manufacturing and commercialization activities in connection with the POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS, which data and information shall include, without limitation, the following: (i) any delays in meeting the Development Diligence milestone dates set forth in Schedule IV; (ii) any failure in any pre-clinical or clinical trials; (iii) any termination of active development of any POTENTIAL PRODUCT or SELECTED REAGENT; (iv) commencing any clinical trial and completing any clinical trial; and (v) summary data demonstrating whether the milestone success criteria set forth in Schedule II (including endpoints) have been met. [***].

The JOINT STEERING COMMITTEE shall meet at such times and places, in person or by telephone conferencing, web-conferencing, video conferencing or other electronic communication, as it shall determine to carry out its responsibilities. The JOINT STEERING COMMITTEE shall operate [***]. If a dispute arises regarding matters within the scope of responsibilities of the JOINT STEERING COMMITTEE (other than disputes referred to the JOINT STEERING COMMITTEE by the RESEARCH COMMITTEE for resolution in accordance with Section 3.2), and the JOINT STEERING COMMITTEE fails to reach a consensus on its resolution [***], then the dispute shall be referred to the senior management representatives of each PARTY. For purposes of the JOINT STEERING COMMITTEE, BAXTER’S senior management representative shall be its [***].

The PARTIES to the JOINT STEERING COMMITTEE shall create a SCIENTIFIC AND TECHNICAL ADVISORY BOARD for the purpose of reviewing results and

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

decisions occurring from the development of a POTENTIAL PRODUCT. The SCIENTIFIC AND TECHNICAL ADVISORY BOARD shall consist of [***]. The SCIENTIFIC AND TECHNICAL ADVISORY BOARD should bring their expertise to support matters referred to it by the RESEARCH COMMITTEE or the DEVELOPMENT AND PRODUCTION COMMITTEE. Any representative on the RESEARCH COMMITTEE or the DEVELOPMENT AND PRODUCTION COMMITTEE may refer matters to the SCIENTIFIC AND TECHNICAL ADVISORY BOARD for its input and advice. The input and advice of the SCIENTIFIC AND TECHNICAL ADVISORY BOARD shall be for informational purposes only and shall not be binding on the PARTIES.

3.2	RESEARCH COMMITTEE. The RESEARCH COMMITTEE shall be comprised of appropriate representatives of both PARTIES, initially consisting of [***] representatives from each of NEKTAR AL and BAXTER. Each PARTY shall appoint a RESEARCH PLAN team leader (and other key contacts, as necessary) to serve as principal RESEARCH COMMITTEE liaisons for the PARTIES. Employees of each PARTY who are not on the RESEARCH COMMITTEE may attend meetings of the RESEARCH COMMITTEE, as required to further the research and development of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS. The initial team leader and PARTY representatives are:

BAXTER: (1) [***]

NEKTAR AL: (1) [***]

Any representative of the RESEARCH COMMITTEE may designate another individual from such representative’s PARTY to attend a meeting of the RESEARCH COMMITTEE in his or her place. In such case, the representative shall notify the other PARTY’s representative in writing prior to the applicable meeting.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The RESEARCH COMMITTEE shall plan and manage the research and development activities to be conducted in connection with CONJUGATES, POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS and to facilitate communication on research and development issues between the PARTIES. The RESEARCH COMMITTEE shall also be responsible for the sharing of certain data relating to the PARTIES’ respective research and development activities in connection with the RESEARCH PLAN and data related to CONJUGATES and POTENTIAL PRODUCTS, including the results [***].

Modification to, and implementation of, the RESEARCH PLAN and other day-to-day research and development activities shall be managed by the RESEARCH COMMITTEE, subject to oversight by the JOINT STEERING COMMITTEE. The RESEARCH COMMITTEE shall meet no less frequently than [***] in person, by teleconference, web-conference or video conference as agreed upon by the PARTIES.

Notwithstanding anything herein to the contrary, the RESEARCH COMMITTEE shall operate by consensus with representatives of NEKTAR AL having [***] and representatives of BAXTER having [***]. In the event of any disagreements between the PARTIES’ representatives at the RESEARCH COMMITTEE level (including, without limitation, with respect to selection of a SELECTED REAGENT), the disagreement shall be referred to the JOINT STEERING COMMITTEE for resolution and, if the JOINT STEERING COMMITTEE is unable to resolve the disagreement within [***] after the matter is referred to the JOINT STEERING COMMITTEE, [***].

In order to enable NEKTAR AL to plan its [***] beyond those already contemplated by the RESEARCH PLAN, the RESEARCH COMMITTEE shall notify NEKTAR AL in writing no less than [***] in advance of any additional requirements for

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

REAGENTS (including SELECTED REAGENTS) and CONJUGATES that are to be developed under the RESEARCH PLAN, or the conduct of studies or the performance of other related services under the RESEARCH PLAN.

3.3	DEVELOPMENT AND PRODUCTION COMMITTEE. Within [***] after a POTENTIAL PRODUCT has been selected by the RESEARCH COMMITTEE, the JOINT STEERING COMMITTEE shall appoint a DEVELOPMENT AND PRODUCTION COMMITTEE to plan and manage the manufacturing and supply activities to be performed under this AGREEMENT with respect to the SELECTED REAGENT for such POTENTIAL PRODUCT, and facilitate communication between the PARTIES during such time as NEKTAR AL supplies BAXTER with such SELECTED REAGENT hereunder. The DEVELOPMENT AND PRODUCTION COMMITTEE shall be responsible for discussing in good faith and agreeing on issues relating to forecasting and contingency planning. The DEVELOPMENT AND PRODUCTION COMMITTEE shall operate by consensus with representatives of NEKTAR AL having [***] and representatives of BAXTER having [***]. In the event of any disagreements between the PARTIES’ representatives at the DEVELOPMENT AND PRODUCTION COMMITTEE level, the disagreement shall first be referred to the JOINT STEERING COMMITTEE for resolution. If the disagreement is not resolved by the JOINT STEERING COMMITTEE within [***] after the matter is referred to it for resolution, then the matter shall be referred to the senior management representatives of each PARTY for resolution, which senior management representatives shall be for Baxter [***] and for Nektar AL [***].

3.4	AMENDMENT; WAIVER. Notwithstanding anything to the contrary herein, neither the JOINT STEERING COMMITTEE, the RESEARCH COMMITTEE nor the DEVELOPMENT AND PRODUCTION COMMITTEE shall have the right or

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

power to amend the terms of this AGREEMENT or waive rights or obligations of the PARTIES hereunder, or take any action that would conflict with any provision of this AGREEMENT, the SUPPLY AGREEMENT or a QUALITY AGREEMENT.

4.	LICENSES TO NEKTAR AL LICENSED TECHNOLOGY AND BAXTER TECHNOLOGY

4.1	LICENSE TO BAXTER. Subject to the terms and conditions of this AGREEMENT, NEKTAR AL hereby grants to BAXTER a worldwide, exclusive, royalty-bearing license, with the right to grant sublicenses as provided in Section 4.2, under the NEKTAR AL LICENSED TECHNOLOGY to develop, make, have made, import, export, use, sell, offer for sale and have sold POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S) in the FIELD. For clarity, [***].

4.2	TERMS OF SUBLICENSE. The terms of each sublicense under the license granted to BAXTER in Section 4.1 of this AGREEMENT shall provide that any SUBLICENSEE shall be subject to and consistent with the terms and conditions of this AGREEMENT; provided, however, that:

(i)	All royalties or other amounts due to NEKTAR AL with respect to such SUBLICENSEE’S development and/or commercialization of POTENTIAL PRODUCT or COMMERCIAL PRODUCT shall be collected by BAXTER and transmitted to NEKTAR AL in accordance with the payment terms set forth in Article 9;

(ii)	BAXTER’S grant of any sublicense shall not relieve BAXTER from any of its obligations under this AGREEMENT; and

(iii)	BAXTER shall remain jointly and severally liable for any breach of a sublicense by a SUBLICENSEE.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding the foregoing, [***].

4.3	NEKTAR AL RESEARCH RIGHTS AND LIMITATIONS. Notwithstanding anything to the contrary in this AGREEMENT and without limiting any other retained rights, the license granted under Section 4.1 shall be subject to the retained right of NEKTAR AL and its AFFILIATES:

(i)	to practice the NEKTAR AL LICENSED TECHNOLOGY for the conduct of research and development of products that it is developing itself;

(ii)	to practice the NEKTAR AL LICENSED TECHNOLOGY for any purposes, including the research, development, manufacture and commercialization of products, whether itself or with or for others, outside of the FIELD;

(iii)	to sell REAGENTS (including SELECTED REAGENTS) through NEKTAR AL’S “catalog” for research purposes (subject to the limitations set forth below); and

(iv)	to perform their respective obligations to THIRD PARTIES set forth in agreements existing as of the EFFECTIVE DATE, [***].

NEKTAR AL covenants that during the TERM, [***]. NEKTAR AL further covenants that during the TERM, [***].

NEKTAR AL covenants that during the TERM, [***]. BAXTER understands and agrees that neither NEKTAR AL nor its AFFILIATES will have an obligation to [***].

For clarification, nothing in this Agreement, including any retained rights of

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NEKTAR AL and its AFFILIATES, grants NEKTAR AL or its AFFILIATES any rights under BAXTER PATENT RIGHTS, [***], other than for the purposes of performing any obligations under this AGREEMENT, including, without limitation, NEKTAR AL’s obligations under the RESEARCH PLAN, for the research and development for BAXTER of CONJUGATES, POTENTIAL PRODUCTS OR COMMERCIAL PRODUCTS.

4.4	NO IMPLIED RIGHTS OR LICENSES. Neither PARTY grants to the other any rights or licenses, including to any BAXTER PATENT RIGHTS or BAXTER KNOW HOW, or NEKTAR AL PATENT RIGHTS or NEKTAR AL KNOW HOW or other intellectual property rights, whether by implication, estoppel or otherwise, except to the extent expressly provided for under this AGREEMENT. Other than as expressly provided for herein, neither BAXTER nor its AFFILIATES, SUBLICENSEES or its or their contractors, may [***].

4.5	LICENSE TO NEKTAR AL. BAXTER hereby grants to NEKTAR AL a non-exclusive, non-sublicensable, non-assignable, non-transferable, worldwide, royalty-free license, under BAXTER KNOW-HOW and BAXTER PATENT RIGHTS, and the NEKTAR AL LICENSED TECHNOLOGY that is licensed exclusively to BAXTER hereunder, for the sole purpose of performing NEKTAR AL’s obligations under this AGREEMENT, including the RESEARCH PLAN. This provision shall not prevent NEKTAR AL from [***]. BAXTER shall respond within [***] of receipt of such a request by NEKTAR AL. [***].

4.6

MUTUAL COVENANT. Each PARTY covenants and agrees that it and its AFFILIATES shall not use or practice the intellectual property rights licensed under this AGREEMENT except as expressly permitted by this AGREEMENT. Any use or practice of the intellectual property rights licensed under this AGREEMENT except

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

as expressly permitted by this AGREEMENT that results in material harm to the other PARTY shall constitute a material breach of this AGREEMENT. Each PARTY covenants and agrees to cease any non-permitted use and to take all actions necessary to assign to the other PARTY any inventions made through use or practice of such PARTY’S intellectual property rights outside the scope of the license rights granted hereunder.

5.	MANUFACTURE AND SUPPLY OF SELECTED REAGENTS

5.1	[***]. NEKTAR AL shall manufacture and supply and BAXTER shall purchase from NEKTAR AL, [***] of BAXTER’S and BAXTER’S AFFILIATES’ and SUBLICENSEES’ requirements of SELECTED REAGENTS, for the sole purpose of developing and manufacturing POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS pursuant to the license granted hereunder.

5.2	SUPPLY PRIOR TO PIVOTAL TRIAL/SUPPLY AGREEMENT.

(i)	FORECAST. No later than [***] after selection of a POTENTIAL PRODUCT by the RESEARCH COMMITTEE, BAXTER shall provide NEKTAR AL with a [***] rolling forecast of its estimated requirements of the SELECTED REAGENT for such POTENTIAL PRODUCT for research, pre-clinical development and clinical development. BAXTER shall update such estimated forecast within thirty (30) days following the start of each calendar quarter. BAXTER shall issue purchase orders to NEKTAR AL [***] prior to the start of the calendar quarter (such time period to be negotiated by the PARTIES in good faith after the applicable SELECTED REAGENT is selected by the RESEARCH COMMITTEE) during which BAXTER wishes to receive supplies of SELECTED REAGENT for use in pre-clinical and Phase 1 and Phase 2 clinical development, until such time as the PARTIES execute the SUPPLY AGREEMENT.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)	PRICE. The price of each SELECTED REAGENT shall be the PURCHASE PRICE, as set forth in Section 8.6.1.

(iii)	DELIVERY AND SHIPMENT; TITLE AND RISK OF LOSS. NEKTAR AL shall deliver all SELECTED REAGENT to BAXTER, and [***].

5.3	PIVOTAL TRIAL AND COMMERCIAL PRODUCT SUPPLY AGREEMENT. At least [***] prior to the anticipated date of commencement of the first PIVOTAL TRIAL for a POTENTIAL PRODUCT, the parties shall negotiate and execute a SUPPLY AGREEMENT for the manufacture and supply of SELECTED REAGENT for such POTENTIAL PRODUCT. The SUPPLY AGREEMENT shall be negotiated in good faith after the PARTIES have gained insight into the attributes of the SELECTED REAGENT, including quality requirements, testing requirements, production cycles and production costs. For purposes of this AGREEMENT, commencement of a clinical trial shall be deemed to occur on the date on which POTENTIAL PRODUCT is first administered to the first patient or subject in such trial.

The SUPPLY AGREEMENT shall include the essential terms and conditions set forth in Schedule V and such other terms and conditions that are usual and customary for agreements of this type.

6.	SPECIFICATIONS AND MANUFACTURING WARRANTY FOR SELECTED REAGENTS

6.1	SPECIFICATIONS. The SPECIFICATIONS for SELECTED REAGENTS to be supplied pursuant to Article 5 will be set forth in the applicable QUALITY

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AGREEMENT. Any modifications of the SPECIFICATIONS shall require prior written approval of BAXTER and NEKTAR AL, not to be unreasonably withheld or delayed. Prior to entering into the SUPPLY AGREEMENT, BAXTER shall reimburse NEKTAR AL for its reasonable costs associated with implementing any agreed upon modifications to the SPECIFICATIONS, including without limitation any increases in MANUFACTURING COSTS. NEKTAR AL shall be responsible for any changes to SPECIFICATIONS initiated by NEKTAR AL to accommodate its business needs that do not directly relate to the development or improvement of SELECTED REAGENTS. For clarity, a change in regulatory requirements that is unique to a SELECTED REAGENT is not a NEKTAR AL business need. For example, if NEKTAR AL requests relocating the SELECTED REAGENT manufacturing operations from Alabama to California to accommodate the closure of its Alabama facility, NEKTAR AL shall be responsible for all costs related to such relocation.

6.2	COMPLIANCE AUDITS. BAXTER will have the right to perform compliance/quality audits, as set forth in the QUALITY AGREEMENTS.

6.3	WARRANTY. NEKTAR AL warrants that each shipment of SELECTED REAGENT shall, upon delivery, be in compliance/conformity with:

(i)	All applicable SPECIFICATIONS,

(ii)	The applicable QUALITY AGREEMENT, and

(iii)	ICH Q7A GUIDELINES and LAWS, as they apply to critical raw materials, in each case with respect to those SELECTED REAGENTS used in the manufacture of (a) POTENTIAL PRODUCTS for human clinical trials and (b) for COMMERCIAL PRODUCTS.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SELECTED REAGENTS that do not meet the foregoing warranties shall be deemed “NONCONFORMING REAGENTS” for the purposes hereof.

6.4	DISCLAIMER OF WARRANTY.

6.4.1	EXCEPT AS PROVIDED IN SECTION 6.3, NEKTAR AL PROVIDES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY SELECTED REAGENT, POTENTIAL PRODUCT OR COMMERCIAL PRODUCT, OR NEKTAR AL LICENSED TECHNOLOGY, AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. BAXTER ACKNOWLEDGES THAT NEKTAR AL CANNOT GUARANTEE THE SAFETY, NON-TOXICITY, FITNESS OR EFFICACY OF SELECTED REAGENTS, POTENTIAL PRODUCTS OR COMMERCIAL PRODUCTS, AND BAXTER ACCEPTS ANY AND ALL RISK RESULTING FROM ITS USE OF CONJUGATES, REAGENTS, SELECTED REAGENTS, POTENTIAL PRODUCTS OR COMMERCIAL PRODUCTS.

6.4.2

EXCEPT AS PROVIDED IN SECTION 6.3, NEITHER PARTY PROVIDES ANY WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE RESEARCH PLAN OR ANY REAGENT, CONJUGATE, PRODUCT (INCLUDING THE SUCCESSFUL DEVELOPMENT, REGISTRATION, MANUFACTURE OR COMMERCIALIZATION OF ANY POTENTIAL PRODUCT) OR DELIVERABLE PROVIDED PURSUANT TO THE RESEARCH PLAN, AND EACH PARTY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. FOR CLARITY, THE FOREGOING SHALL NOT DIMINISH NEKTAR AL’S OBLIGATIONS PURSUANT TO SECTION 15.1.1.

7.	EXCLUSIVITY; [***]

7.1	NEKTAR AL. In consideration of the MILESTONES, royalties and other consideration set forth herein, NEKTAR AL agrees to partner exclusively with BAXTER in the FIELD. Specifically, during the TERM, other than as provided for in this AGREEMENT or under the RESEARCH PLAN, [***].

Nothing set forth in this Section 7.1 shall prohibit NEKTAR AL from owning not in excess of 5% in the aggregate of any class of capital stock of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or on the NASDAQ national market system or the NASDAQ Small Cap Market.

7.2	BAXTER. For good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by BAXTER), BAXTER agrees to partner exclusively with NEKTAR AL in the FIELD. Specifically, during the TERM, [***].

NEKTAR AL acknowledges that, [***].

Nothing set forth in this Section 7.2 shall prohibit BAXTER from owning not in excess of 5% in the aggregate of any class of capital stock of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or on the NASDAQ national market system or the NASDAQ Small Cap Market.

In the event that the provisions of Sections 7.1 or 7.2 should ever be deemed to exceed the limitation provided by applicable law, then the PARTIES agree that such provisions shall be reformed to set forth the maximum limitations permitted.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	QUALITY AND COMPLAINTS

8.1	ANALYSIS. After the RESEARCH COMMITTEE’S designation of a POTENTIAL PRODUCT or a SELECTED REAGENT, the PARTIES shall cooperate and work in good faith to establish written evaluation procedures and evaluation time lines in which to analyze shipments of SELECTED REAGENTS and verify SELECTED REAGENT quality (including meeting SPECIFICATIONS) using methods consistent with test procedures set forth in the applicable QUALITY AGREEMENT. In the event the PARTIES are not able to agree upon such procedures and timelines within [***] prior to the first PHASE 1 CLINICAL TRIAL of such POTENTIAL PRODUCT, (i) the matter shall first be referred to the DEVELOPMENT AND PRODUCTION COMMITTEE for resolution in accordance with Section 3.3; (ii) if within [***] the DEVELOPMENT AND PRODUCTION COMMITTEE is unable to reach resolution, either PARTY may elect to have a mutually acceptable laboratory or consultant establish such procedures and time lines, whose determination thereof shall be binding; and (iii) if within [***] the PARTIES are unable to select a mutually acceptable laboratory or consultant, each PARTY shall select an independent consultant within [***] and such consultants shall within [***] thereof select a mutually acceptable laboratory or consultant to establish such time lines and procedures, whose determination thereof shall be binding.

8.2

ACCEPTANCE AND REJECTION. BAXTER shall notify NEKTAR AL in writing if BAXTER believes that a shipment of SELECTED REAGENT does not comply with the testing criteria identified pursuant to Section 8.1 above within [***] after BAXTER’S receipt of the relevant shipment of SELECTED REAGENT at BAXTER’S designated destination facility (“NOTICE OF NON-CONFORMITY”),

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

which notice shall include the basis for its assertion of such noncompliance (including, at NEKTAR AL’S request, supporting data) for purposes of consideration and verification by NEKTAR AL. Unless otherwise set forth in the SUPPLY AGREEMENT for the applicable SELECTED REAGENT, if no such written NOTICE OF NON-CONFORMITY is received by NEKTAR AL within the above [***] period, BAXTER shall be deemed to have accepted the applicable shipment of SELECTED REAGENT as meeting SPECIFICATIONS and any other quality requirements which were verified using the agreed-upon evaluation procedures set forth in the QUALITY AGREEMENT, which shall thereafter conclusively be presumed to meet the SPECIFICATIONS and such quality requirements. If NEKTAR AL receives such NOTICE OF NON-CONFORMITY within such [***] period, then NEKTAR AL will evaluate BAXTER’S NOTICE OF NON-CONFORMITY within [***] of receipt thereof and provide a written response (“RESPONSE TO NOTICE OF NON-CONFORMITY”). If NEKTAR AL fails to provide to BAXTER a RESPONSE TO NOTICE OF NON-CONFORMITY within the [***] period, then NEKTAR AL shall be deemed to have accepted BAXTER’S conclusion that the SELECTED REAGENTS are non-conforming and waived its right to object to such conclusion.

If NEKTAR AL disagrees with such NOTICE OF NON-CONFORMITY, then (i) the matter shall first be referred to the DEVELOPMENT AND PRODUCTION COMMITTEE for resolution in accordance with Section 3.3; (ii) if the DEVELOPMENT AND PRODUCTION COMMITTEE is not able to agree on such matter within [***], SELECTED REAGENT samples or documentation will be supplied to a mutually acceptable laboratory or consultant for resolution, whose determination of conformity or non-conformity shall be binding; provided that in the event the PARTIES do not select a mutually acceptable laboratory or consultant

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

within [***], each PARTY shall select an independent testing consultant within [***] and such consultants shall select a mutually acceptable or laboratory within [***] thereof. If the SELECTED REAGENT is determined to be non-conforming, then [***]. If the SELECTED REAGENT is determined to be conforming, then [***].

8.3	REPLACEMENT OF NONCONFORMING REAGENT. NEKTAR AL shall [***], supply BAXTER with a replacement quantity of SELECTED REAGENT in an amount equal to that which, pursuant to the agreed upon procedures set forth herein and in the applicable QUALITY AGREEMENT, is determined to be NONCONFORMING REAGENT. [***], BAXTER shall promptly return all NONCONFORMING REAGENT to NEKTAR AL. Unless otherwise specified in the applicable SUPPLY AGREEMENT, such replacement shipment shall be made within a reasonable period of time not to exceed [***], which period of time shall be agreed upon once the “production cycle time” for the applicable SELECTED REAGENT has been established.

8.4	LIABILITY TO BAXTER FOR NONCONFORMING REAGENT.

8.4.1

NONCONFORMING REAGENT DETECTABLE BY TESTING. With respect to SELECTED REAGENT that was determined to be NONCONFORMING REAGENT through testing in accordance with the agreed-upon evaluation procedures for the applicable SELECTED REAGENT established pursuant to Section 8.1 and the applicable QUALITY AGREEMENT and for which BAXTER gave to NEKTAR AL a NOTICE OF NONCONFORMITY in accordance with the requirements of Section 8.2, [***]. For clarity, if BAXTER does not comply with the procedures set forth in Section 8.2 with respect to SELECTED REAGENT and BAXTER could

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

reasonably have detected that such SELECTED REAGENT was NONCONFORMING REAGENT through testing in accordance with the agreed-upon evaluation procedures for the applicable SELECTED REAGENT established pursuant to Section 8.1 and the applicable QUALITY AGREEMENT, or if BAXTER otherwise failed to comply with the notice requirements in Section 8.2 for NONCONFORMING REAGENT, [***].

8.4.2	NONCONFORMING REAGENT NOT DETECTABLE BY TESTING. With respect to (a) NEKTAR AL’S negligence or willful misconduct regarding SELECTED REAGENT or (b) SELECTED REAGENT that is NONCONFORMING REAGENT because of breaches of the warranties set forth in Sections 6.3(ii) or (iii) that could not reasonably have been detected through testing in accordance with the agreed-upon evaluation procedures for the applicable SELECTED REAGENT established pursuant to Section 8.1 and the applicable QUALITY AGREEMENT, [***].

8.5	[INTENTIONALLY OMITTED.]

8.6	FEES FOR MANUFACTURING AND SUPPLY OF SELECTED REAGENTS PRIOR TO PIVOTAL TRIAL.

8.6.1	From the date of selection of SELECTED REAGENT until the earlier of the date of commencement of a PIVOTAL TRIAL or the date on which the PARTIES enter into the SUPPLY AGREEMENT, BAXTER shall pay NEKTAR AL its MANUFACTURING COST plus [***] for each SELECTED REAGENT supplied to BAXTER, [***] (“PURCHASE PRICE”). BAXTER shall be entitled to audit such MANUFACTURING COST pursuant to Section 10.2.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.6.2	In addition to the PURCHASE PRICE, BAXTER shall [***] as described herein. [***]. To the extent available, NEKTAR AL shall [***]:

A.	[***];

B.	[***];

C.	[***]

D.	[***].

BAXTER [***] and NEKTAR AL shall provide invoices for such fees and services, as incurred. BAXTER shall also reimburse NEKTAR AL for NEKTAR AL’S reasonable pre-approved expenses incurred in connection with travel at BAXTER’S request.

BAXTER shall be entitled to audit such fees pursuant to Section 10.2. However, NEKTAR AL shall not be required to produce records that are not maintained in the normal course of business. For example, if NEKTAR AL [***].

8.6.3	BAXTER shall pay for or reimburse NEKTAR AL (as the case may be) for such [***] services or expenses within [***] after the date of NEKTAR AL’S invoice therefor. For clarity, BAXTER shall not be responsible for any fees, services, or travel that: (i) expand NEKTAR AL’s capacity to develop or produce PEG reagents for other customers; or (ii) do not directly or uniquely relate to this AGREEMENT or otherwise directly benefit BAXTER.

9.	MILESTONES; ROYALTY PAYMENTS; ROYALTY REPORTS

9.1	MILESTONE PAYMENTS. BAXTER shall pay to NEKTAR AL MILESTONES in

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

accordance with and pursuant to the events described in Schedule II hereto for POTENTIAL PRODUCT and/or COMMERCIAL PRODUCT, as the case may be. Each such MILESTONE shall be payable at the time the corresponding event occurs, and due within [***] of the event triggering such MILESTONE. All milestones payments shall not be advance payments against any royalties or other payments due and payable hereunder, but shall be in addition to any royalty or other payments due under this AGREEMENT. In the event BAXTER [***].

(i)	SKIPPED MILESTONE EVENT. If, for whatever reason, a particular milestone activity or event for which a MILESTONE is due is not carried out, then in such case the MILESTONE that NEKTAR AL would have received upon the occurrence of such milestone event for the POTENTIAL PRODUCT or COMMERCIAL PRODUCT had the particular milestone event been carried out shall be paid [***]. For example, [***].

(ii)	[***].

(iii)	NON-REFUNDABLE. Once a MILESTONE is due and payable hereunder or once a MILESTONE is paid, BAXTER shall not have any basis for claiming that such MILESTONE is not to be paid or is to be refunded (as the case may be). This provision shall not preclude BAXTER from seeking to recover damages from NEKTAR AL for the breach of this AGREEMENT.

(iv)

MARKETING AUTHORIZATION OUTSIDE OF THE FIELD. For clarity BAXTER shall have no rights whatsoever with respect to the development, manufacture, use, sale or importation of POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS outside of the FIELD. For clarification, BAXTER [***]. If BAXTER desires to develop, manufacture, have manufactured, use, sell, offer for sale or import any POTENTIAL

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PRODUCT or COMMERCIAL PRODUCT outside of the FIELD, including without limitation obtaining MARKETING AUTHORIZATION for the addition of label claims that are outside of the FIELD for then-existing COMMERCIAL PRODUCT(S), BAXTER shall discuss the matter with NEKTAR AL. If NEKTAR AL (in its discretion) wishes to grant such additional rights to BAXTER, the PARTIES shall negotiate in good faith the terms and conditions (which may include, among other things, the payment of additional milestone payments) applicable to the grant of such rights.

9.1.1	[***] MILESTONES FOR THE DEVELOPMENT AND COMMERCIALIZATION OF ONE COMMERCIAL PRODUCT FOR THE TREATMENT OF HEMOPHILIA A. The MILESTONES that are provided for under Schedule II shall apply with respect to the first POTENTIAL PRODUCT being developed for the treatment of Hemophilia A that achieves each such MILESTONE, and the first COMMERCIAL PRODUCT receiving MARKETING AUTHORIZATION having a label indication for the treatment of Hemophilia A. Such POTENTIAL PRODUCT and COMMERCIAL PRODUCT may be the same, but in the event they are not, [***].

For clarity, BAXTER or its AFFILIATE or SUBLICENSEE, at BAXTER’S discretion, shall be [***]. In the event BAXTER or its AFFILIATE or SUBLICENSEE [***].

For example, [***], BAXTER shall [***].

NEKTAR AL shall not be entitled to additional MILESTONES for additional

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

label claims that are obtained by BAXTER or its AFFILIATE or SUBLICENSEE for then-existing COMMERCIAL PRODUCT(S) for the treatment of Hemophilia A. For example, [***].

9.1.2	ADDITIONAL MILESTONES FOR THE COMMERCIALIZATION OF MORE THAN ONE COMMERCIAL PRODUCT FOR THE TREATMENT OF HEMOPHILIA A. After the receipt of MARKETING AUTHORIZATION for the first COMMERCIAL PRODUCT, NEKTAR AL shall be entitled to receive milestone payments in addition to the MILESTONES provided for in Schedule II, for each additional POTENTIAL PRODUCT with a label indication for the treatment of Hemophilia A, for which BAXTER or its AFFILIATE or SUBLICENSEE receives a new MARKETING AUTHORIZATION in the United States and/or European Union. With respect to any additional POTENTIAL PRODUCTS [***]. The amounts of such payments will be negotiated by the PARTIES in good faith and agreed upon in a formal written amendment hereto [***], provided that the additional milestone payments for each such additional POTENTIAL PRODUCT [***].

For clarity, [***].

9.1.3	POTENTIAL PRODUCTS FOR [***]. If BAXTER elects to develop a POTENTIAL PRODUCT to treat [***], BAXTER shall pay to NEKTAR AL milestone payments in addition to the MILESTONES that are set forth in Schedule II, which additional milestone payments will be negotiated by the PARTIES in good faith and agreed upon in a formal written amendment hereto. The additional milestone payments for such POTENTIAL PRODUCT to treat [***] shall be agreed upon in advance but no later than [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.1.4	INDICATIONS FOR [***]. While NEKTAR AL shall not be entitled to additional milestone payments for additional label claims that are obtained by BAXTER or its AFFILIATE or SUBLICENSEE for then-existing COMMERCIAL PRODUCT(S) within the FIELD, if BAXTER or its AFFILIATE or SUBLICENSEE seeks to obtain [***] are for a then-existing COMMERCIAL PRODUCT with a label indication for the [***], then in such case, additional milestone payments shall be due. The provisions of Section 9.1.2, as they pertain to [***], shall apply such that clinical development of COMMERCIAL PRODUCT(S) associated with obtaining label claims for the treatment of [***] shall be deemed to constitute development of an additional POTENTIAL PRODUCT.

9.2	ROYALTIES. BAXTER shall pay NEKTAR AL royalties in an amount equal to the product of the ROYALTY RATE and the annual aggregate NET SALES of all COMMERCIAL PRODUCTS on a COMMERCIAL PRODUCT-by-COMMERCIAL PRODUCT and country-by-country basis for an initial period of ten (10) years from the FIRST COMMERCIAL SALE of the applicable COMMERCIAL PRODUCT in the applicable country (the “INITIAL ROYALTY TERM”). Royalties shall be paid during the INITIAL ROYALTY TERM in each and every country where COMMERCIAL PRODUCT is sold, without regard to whether a VALID PATENT CLAIM covers the manufacture, use, sale, offer for sale or import of the COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT.

9.2.1	After the expiration of the INITIAL ROYALTY TERM for a particular COMMERCIAL PRODUCT in a particular country, BAXTER shall

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

continue to pay such royalties on NET SALES of such COMMERCIAL PRODUCT on a world-wide basis provided that there exists, in each of the following major markets in which MARKETING AUTHORIZATION is received for such COMMERCIAL PRODUCT, a VALID PATENT CLAIM which would be infringed by the making, using, having made, offering for sale, sale or importation of such COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT: [***] (collectively, “MAJOR MARKETS”). Such royalties shall be paid on NET SALES of COMMERCIAL PRODUCTS in those countries where the manufacture, import, use, offer for sale or sale of the applicable COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT is not covered by a VALID PATENT CLAIM, provided that the manufacture, import, use, offer for sale or sale of such applicable COMMERCIAL PRODUCT or such SELECTED REAGENT is covered by a VALID PATENT CLAIM in each of the MAJOR MARKETS. [***].

9.2.2	If, at the time of sale of a COMMERCIAL PRODUCT in a particular country after the expiration of the INITIAL ROYALTY TERM in such country, there is no VALID PATENT CLAIM covering the manufacture, use, import, offer for sale or sale of such COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT in each of the MAJOR MARKETS, then BAXTER shall only owe royalties with respect to NET SALES of COMMERCIAL PRODUCTS in those countries in which a VALID PATENT CLAIM covers the manufacture, use, import, offer for sale or sale of such COMMERCIAL PRODUCTS or the SELECTED REAGENT contained in such COMMERCIAL PRODUCTS in such countries. For example, after the expiration of the INITIAL ROYALTY TERM [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.2.3	The PARTIES agree that a VALID PATENT CLAIM exists, for purposes of determining whether royalties are payable after the expiration of the INITIAL ROYALTY TERM, even if components of a COMMERCIAL PRODUCT are sold separately as more fully described in Section 9.3 below, and the only VALID PATENT CLAIM covers the manufacture, use, sale, offer for sale or import of only one component of such COMMERCIAL PRODUCT ([***]).

9.2.4	BAXTER shall [***].

9.2.5	Neither PARTY shall contest the accuracy of any royalty, including the overpayment or underpayment of any royalty, after [***] from the end of the calendar year in which such royalties are due and payable. For clarity, prior to the expiration of such [***] period, BAXTER may allege the overpayment of such royalties (and if determined that overpayment was made, be entitled to a refund payable within [***] of NEKTAR AL’S receipt of an invoice for the overpaid amount) and NEKTAR AL may allege the underpayment of royalties (and if determined that underpayment was made, be entitled to such shortfall). Thereafter, the accuracy of the payment of such royalties shall be deemed conclusively binding.

9.3

SEPARATE COMPONENTS. If components of a COMMERCIAL PRODUCT are sold separately, the NET SALES of such COMMERCIAL PRODUCT shall be calculated as if the components of the COMMERCIAL PRODUCT were not sold separately; provided that no provision of this AGREEMENT shall be construed as [***]. For example, if a COMMERCIAL PRODUCT consists of [***] which is intended to be used with and to improve the half-life of FACTOR VIII, the NET

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SALES of such COMMERCIAL PRODUCT shall be deemed to include the amount invoiced ([***]) by BAXTER, its SUBLICENSEES and/or their respective AFFILIATES for the FACTOR VIII with which such product is intended to be used and the [***], it being understood and agreed that, for purposes of calculating royalties, the [***] and the FACTOR VIII are the COMMERCIAL PRODUCT.

9.4	COMMERCIAL DILIGENCE. If, during the TERM, BAXTER sells or markets another FACTOR VIII extended half-life product using a non-PEGYLATION technology which is used to treat Hemophilia A, then BAXTER must meet the COMMERCIAL DILIGENCE THRESHOLD, as set forth below. No later than [***] after the FIRST COMMERCIAL SALE of a COMMERCIAL PRODUCT in each MAJOR MARKET in which MARKETING AUTHORIZATION has been obtained, the sales of all COMMERCIAL PRODUCTS in the aggregate shall constitute at least [***] of the total sales of all FACTOR VIII extended half-life products used to treat Hemophilia A in such MAJOR MARKET (the “COMMERCIAL DILIGENCE THRESHOLD”). If sales of such COMMERCIAL PRODUCTS, in the aggregate, do not meet the COMMERCIAL DILIGENCE THRESHOLD in such MAJOR MARKET within such timeframe, then [***]. In the event [***], the ROYALTY RATE to which NEKTAR AL is otherwise entitled shall be [***]. For example, [***]. The terms of any such [***] shall be negotiated in good faith by the PARTIES, and shall include minimum [***] and shall provide that [***].

9.5

REPORTS, EXCHANGE RATES. BAXTER shall notify NEKTAR AL in writing promptly upon the FIRST COMMERCIAL SALE of each COMMERCIAL PRODUCT in each country in which BAXTER elects to pursue commercialization. Commencing upon the FIRST COMMERCIAL SALE of a COMMERCIAL PRODUCT, BAXTER shall furnish to NEKTAR AL a [***] showing, on a country-by-country basis, according to the volume of units of such COMMERCIAL

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PRODUCT sold in each such country (by SKU) during the reporting period: (a) the gross invoiced sales of the COMMERCIAL PRODUCT sold in each country during the reporting period, and the amounts deducted therefrom to determine NET SALES from such gross invoiced sales detailed in accordance with those deductions provided for in the definition of NET SALES; (b) the royalties payable in DOLLARS, if any, which shall have accrued hereunder based upon the NET SALES of the COMMERCIAL PRODUCT; (c) the withholding taxes, if any, required by LAW to be deducted in respect of such sales; and (d) the date of the FIRST COMMERCIAL SALE of the COMMERCIAL PRODUCT in each country during the reporting period. With respect to sales of COMMERCIAL PRODUCT invoiced in DOLLARS, the gross invoiced sales, NET SALES, and royalties payable shall be expressed in the report in DOLLARS. With respect to sales of COMMERCIAL PRODUCT invoiced in a currency other than DOLLARS, the gross invoiced sales, NET SALES and royalties payable shall be expressed in the report provided hereunder in the domestic currency of the PARTY making the sale as well as in the DOLLAR equivalent of the royalty payable and the exchange rate used in determining the amount of DOLLARS. The DOLLAR equivalent shall be calculated using the average exchange rate (local currency per DOLLAR) published in The Wall Street Journal, Western Edition, under the heading “Currency Trading,” on the last business day of each month during the applicable calendar quarter. Reports shall be due hereunder on the forty-fifth (45th) day following the close of each calendar quarter.

9.6

THIRD PARTY ROYALTIES, ETC. If either PARTY is required to pay royalties or any other payments to a THIRD PARTY because the composition of matter or method of manufacture of a SELECTED REAGENT contained in a POTENTIAL PRODUCT or COMMERCIAL PRODUCT used, manufactured, imported, sold or offered for sale in a particular country infringes a PATENT of such THIRD PARTY

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in that country or misappropriates know-how of such THIRD PARTY in that country, then [***] for a license under such PATENT or know-how necessary to use, manufacture, import, sell or offer for sale such POTENTIAL PRODUCT or COMMERCIAL PRODUCT in such country. In such event, BAXTER [***]. For example, [***] as a result of the manufacture, use, import, export, offer for sale or sale of a SELECTED REAGENT, POTENTIAL PRODUCT or COMMERCIAL PRODUCT, and shall be in addition to BAXTER’s obligations under Sections 15.1.2 and 17.1. In no event shall the royalties due to NEKTAR AL on the NET SALES of COMMERCIAL PRODUCT in a country on account of [***] pursuant to this Section 9.6 [***], except in the case where BAXTER is [***], in which event the royalties due to NEKTAR AL on the NET SALES of COMMERCIAL PRODUCT may be [***].

10.	RECORDS; AUDITS; SHIPMENT TERMS; PAYMENT TERMS

10.1	RECORDS. The PARTIES shall keep complete and accurate records in sufficient detail to make the reports required hereunder, to confirm their respective compliance with the provisions of this AGREEMENT, to properly reflect all amounts billed, owed or reported and to verify the determination of all amounts payable hereunder. Without limiting the foregoing, BAXTER shall include in each sublicense granted by it pursuant to this AGREEMENT a provision requiring the SUBLICENSEE to make reports to BAXTER consistent with those BAXTER is required to provide hereunder, to keep and maintain records of sales made and deductions taken in calculating royalties due to NEKTAR AL with respect to such sublicense, and to grant access to such records by NEKTAR AL’S independent accountant pursuant to Section 10.2 below to the same extent required of BAXTER under this AGREEMENT.

10.2	AUDITS. Upon the written request of a PARTY, the other PARTY shall permit an independent certified public accounting firm of recognized national standing in the

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

United States, selected by the requesting PARTY and reasonably acceptable to the other PARTY, at the requesting PARTY’S expense, to have access to such PARTY’S records as may be reasonably necessary to verify (i) the accuracy of any amounts reported, actually paid or payable under this AGREEMENT, and (ii) in the case of NEKTAR AL, BAXTER’s compliance with Section 5.1, for any year ending not more than [***] prior to the date of such request. Such audits shall be conducted under conditions of confidentiality and may be made no more than once each calendar year, during normal business hours at reasonable times mutually agreed by the PARTIES, and shall not be conducted on a contingent fee basis.

The accounting firm shall provide each PARTY with a draft of its preliminary findings and allow each PARTY [***] to review and comment on such preliminary report. During such period, either PARTY is free to provide the accounting firm with additional information, which shall be considered by the accounting firm. The accounting firm may ask for additional information and/or perform additional procedures it deems appropriate to ensure the accuracy of its final report. Copies of the accounting firm’s final report will be issued to both PARTIES.

If such accounting firm concludes that additional amounts were owed to the requesting PARTY during such period, or if the requesting PARTY overpaid for any rates or fees for products, the other PARTY shall pay such additional amounts or credit such overpayment ([***]) within [***] of the date the requesting PARTY delivers to the other PARTY such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by the requesting PARTY; provided however, that if the audit discloses that the amounts payable by the audited PARTY for the audited period are more than [***] of the amounts actually paid for such period, or if the audit discloses that the audited PARTY has overcharged the requesting PARTY for rates or fees for products by [***], then the audited PARTY

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall pay the reasonable fees and expenses charged by such accounting firm. Upon the expiration of [***] following the end of any calendar year, the calculation of any amounts payable with respect to such calendar year, or rates or fees charged for such year shall be binding and conclusive upon the PARTIES.

10.3	INVOICING; PAYMENT TERMS. NEKTAR AL shall send invoices to BAXTER for any SELECTED REAGENT shipped to BAXTER no earlier than the date of shipment. All invoices shall be in DOLLARS. Other than as provided for in Section 9.5 with respect to royalty payments, which shall be made within [***] after the end of each calendar quarter as provided for therein, all payments due under this AGREEMENT shall be due and payable [***] from date of invoice. Royalties shown to have accrued to NEKTAR AL as set forth in each royalty report to be provided under Section 9.5 shall be due and payable on the date such royalty report is due. Any and all amounts past due under this AGREEMENT shall [***].

10.4	PAYMENT METHOD. Except as otherwise provided for herein, all payments by BAXTER under this AGREEMENT shall be paid in DOLLARS, and all such payments shall be made by electronic funds transfer in immediately available funds to such account as NEKTAR AL shall designate before such payment is due. If at any time legal restrictions prevent the prompt remittance of part or all royalties due with respect to sales of any COMMERCIAL PRODUCT in any country where such COMMERCIAL PRODUCT is sold, payment shall be made through such lawful means or methods as BAXTER shall reasonably determine.

10.5	TAXES. All amounts due hereunder shall be paid net of any deduction for withholding for any taxes or similar governmental charges imposed by any applicable jurisdiction, and BAXTER shall provide NEKTAR AL evidence of its payment of any such withholdings that may be required. BAXTER agrees to cooperate with and provide reasonable assistance to NEKTAR AL in order to facilitate NEKTAR AL’s recovery of any withholdings that NEKTAR AL is due.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.	CONFIDENTIALITY

11.1	TERMINATION OF NON-DISCLOSURE AGREEMENT. All provisions of, rights granted and covenants made in the NON-DISCLOSURE AGREEMENT are hereby terminated and of no further force and effect and are superseded in their entirety by the provisions of, rights granted and covenants made in this AGREEMENT. The PARTIES acknowledge and agree that any disclosure made pursuant to the NON-DISCLOSURE AGREEMENT shall be subject to and governed by the terms and conditions of this Article 11.

11.2	IN GENERAL. For the TERM and for a period of [***] thereafter, each PARTY shall maintain in confidence all information and materials of the other PARTY (including, but not limited to, KNOW-HOW and samples of THERAPEUTIC AGENT, CONJUGATES, REAGENT, SELECTED REAGENT, POTENTIAL PRODUCT and COMMERCIAL PRODUCT) disclosed or provided to it by the other PARTY (either pursuant to this AGREEMENT or the NON-DISCLOSURE AGREEMENT). CONFIDENTIAL INFORMATION shall be identified as confidential in writing or, if disclosed verbally or by observation, summarized in writing and submitted to RECIPIENT within [***] of the oral or visual disclosure thereof (together with all embodiments thereof, the “CONFIDENTIAL INFORMATION”). CONFIDENTIAL INFORMATION shall include both BAXTER MATERIALS and NEKTAR AL MATERIALS. It may also include information regarding intellectual property and confidential or proprietary information of AFFILIATES and THIRD PARTIES. The terms and conditions of this AGREEMENT and the NON-DISCLOSURE AGREEMENT also shall be deemed CONFIDENTIAL INFORMATION of both PARTIES.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not include that portion of information or materials that the RECIPIENT can demonstrate by contemporaneous written records was:

(i)	known to the general public at the time of its disclosure to the RECIPIENT, or thereafter became generally known to the general public, other than as a result of actions or omissions of the RECIPIENT in violation of this AGREEMENT or the NONDISCLOSURE AGREEMENT;

(ii)	known by the RECIPIENT prior to the date of disclosure by the DISCLOSING PARTY;

(iii)	disclosed to the RECIPIENT on an unrestricted basis from a source unrelated to the DISCLOSING PARTY and not known to be under a duty of confidentiality to the DISCLOSING PARTY; or

(iv)	independently developed by the RECIPIENT without the use of CONFIDENTIAL INFORMATION of the DISCLOSING PARTY.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or known to the general public or in the rightful possession of the RECIPIENT unless the combination itself and principle of operation thereof are published or known to the general public or are in the rightful possession of the RECIPIENT.

11.3	ADDITIONAL PROTECTIONS. Each PARTY shall take reasonable steps to maintain the confidentiality of the CONFIDENTIAL INFORMATION of the other

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PARTY, which steps shall be no less protective than those that such PARTY takes to protect its own information and materials of a similar nature, but in no event less than a reasonable degree of care. Neither PARTY shall use or permit the use of any CONFIDENTIAL INFORMATION of the other PARTY except for the purposes of carrying out its obligations or exercising its rights under this AGREEMENT. All CONFIDENTIAL INFORMATION of a PARTY, including all copies and derivations thereof, is and shall remain the sole and exclusive property of the DISCLOSING PARTY and subject to the restrictions provided for herein. Neither PARTY shall disclose any CONFIDENTIAL INFORMATION of the other PARTY other than to those of its directors, officers, AFFILIATES, employees, licensors, independent contractors (including CONTRACT MANUFACTURERS), SUBLICENSEES, assignees, agents and external advisors directly concerned with the carrying out of this AGREEMENT, on a strictly applied “need to know” basis. Other than as expressly permitted herein, RECIPIENT may not use CONFIDENTIAL INFORMATION of the DISCLOSING PARTY in applying for PATENTS or securing other intellectual property rights.

11.4	PERMITTED DISCLOSURES. The obligations of Sections 11.1 and 11.2 shall not apply to the extent that RECIPIENT is required to disclose information by LAW, judicial order by a court of competent jurisdiction, or rules of a securities exchange or requirement of a governmental agency for purposes of obtaining approval to test or market POTENTIAL PRODUCT or COMMERCIAL PRODUCT (provided that the RECIPIENT shall provide prior written notice thereof to the DISCLOSING PARTY and sufficient opportunity for the DISCLOSING PARTY to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefor), or discloses information to a patent office for the purposes of filing or maintaining a PATENT APPLICATION or PATENT as permitted in this AGREEMENT.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.5	IRREPARABLE INJURY. The PARTIES acknowledge that either PARTY’S breach of this Article 11 would cause the other PARTY irreparable injury for which it would not have an adequate remedy at LAW. In the event of a breach, the nonbreaching PARTY shall be entitled to injunctive relief in addition to any other remedies it may have at LAW or in equity, without necessity of posting a bond.

12.	REGULATORY MATTERS

12.1	COMPLAINTS/ADVERSE EVENTS. Each PARTY shall promptly notify the other in writing of any information that comes to its attention concerning the safety or efficacy of any SELECTED REAGENT, POTENTIAL PRODUCT and/or COMMERCIAL PRODUCT, including, without limitation, any threatened or pending action by any regulatory authority with respect thereto, in accordance with the applicable QUALITY AGREEMENT.

12.2	SPECIFIC REQUIREMENTS. Without limiting the generality of Section 12.1, BAXTER shall [***].

13.	REPRESENTATIONS & WARRANTIES; COVENANTS

13.1

REPRESENTATIONS AND WARRANTIES. Each PARTY represents and warrants to the other that as of the EFFECTIVE DATE to the best of its knowledge and belief: (a) it has the full corporate power to enter into and perform this AGREEMENT; (b) this AGREEMENT constitutes its legal, valid and binding obligation; (c) it has sufficient legal and/or beneficial title or other rights under its intellectual property rights to grant the licenses contained in this AGREEMENT; (d) each PARTY’S professional employees, officers, contractors (including any

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTRACT MANUFACTURERS) and consultants that will be involved with this AGREEMENT and the RESEARCH PLAN (and in the case of BAXTER, its AFFILIATES and SUBLICENSEES), has executed or will execute an agreement that requires such person or entity, to the extent permitted by LAW, to assign all INVENTIONS, PATENTS, and KNOW-HOW made during the course of and as a result of the performance of such PARTY’S obligations under this AGREEMENT, to such PARTY; and (e) each of such PARTY’S employees, officers, contractors (including any CONTRACT MANUFACTURERS) and consultants (and in the case of BAXTER, its AFFILIATES and SUBLICENSEES) are or will be subject to written confidentiality obligations no less restrictive than those provided for in this AGREEMENT. If the obligation to assign under subsection 13.1(d) is not permitted in a particular country, then such person or entity will be required to grant an exclusive, worldwide, perpetual, royalty-free license to all such INVENTIONS, PATENTS, and KNOW-HOW to the PARTY to whom such assignment was to be made, with the right to sublicense.

13.2	COMPLIANCE WITH LAWS. Each PARTY will comply with all LAWS in performing its obligations and exercising its rights hereunder. Nothing in this AGREEMENT shall be deemed to permit BAXTER or its SUBLICENSEES to export, re-export or otherwise transfer any information or materials (including SELECTED REAGENT or CONJUGATES) transferred hereunder or POTENTIAL PRODUCT or COMMERCIAL PRODUCT manufactured therefrom without complying with LAWS.

14.	LIMITATION OF LIABILITY; EXCLUSION OF DAMAGES

14.1	LIMITATION OF LIABILITY. EXCEPT (I) FOR THE PARTIES’ OBLIGATIONS FOR THIRD PARTY CLAIMS UNDER ARTICLE 15 AND (II) IN THE CASE OF A BREACH OF ARTICLE 7 OR 11:

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.1.1	IN NO EVENT SHALL NEKTAR AL’S LIABILITY ARISING OUT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION AS A RESULT OF THE RESEARCH, DEVELOPMENT, MANUFACTURE, SUPPLY, USE OR SALE OF CONJUGATES, SELECTED REAGENTS, POTENTIAL PRODUCTS OR COMMERCIAL PRODUCTS, EXCEED IN THE AGGREGATE, AN AMOUNT THAT IS [***]. FOR CLARITY, [***] ARE NOT SUBJECT TO THE FOREGOING.

14.1.2	IN NO EVENT SHALL A PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES OR SUBLICENSEES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER. THIS REPRESENTS AN EXPRESS ALLOCATION OF RISK BETWEEN THE PARTIES.

14.2	REMEDIES. Notwithstanding anything herein to the contrary, the PARTIES acknowledge that either PARTY’S breach of Articles 7 and 11 would cause the other PARTY irreparable injury for which it would not have an adequate remedy at LAW. In the event of a breach, the nonbreaching PARTY shall be entitled to injunctive relief in addition to any other remedies it may have at LAW or in equity, without necessity of posting a bond.

14.3	APPLICABILITY, EXCLUSIVITY OF REMEDIES. The limitations on liability and

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

exclusion of damages under this AGREEMENT: (i) apply even if a PARTY had or should have had knowledge, actual or constructive, of the possibility of such damages; (ii) are a fundamental element of the basis of the bargain between the PARTIES and this AGREEMENT would not be entered into without such limitations and exclusions and (iii) other than as set forth in this Article 14, shall apply whether a claim is based on breach of contract, breach of warranty, tort (including negligence), product liability, strict liability or otherwise, and notwithstanding any failure of essential purpose of any limited remedy herein. Moreover, the remedies under this AGREEMENT are intended to be exclusive, and, other than as set forth in this Article 14, the limitations on liability and exclusion of damages under this AGREEMENT are intended to apply even if there is a total and fundamental breach of this AGREEMENT, and the essential purpose of these provisions is to limit the PARTIES’ respective liabilities hereunder.

15.	INDEMNIFICATION;

INSURANCE

15.1	INDEMNITY.

15.1.1	BY NEKTAR AL. NEKTAR AL shall defend, indemnify and hold BAXTER, BAXTER’S SUBLICENSEES and their respective shareholders, directors, officers, employees and agents (each, a “BAXTER INDEMNITEE”) harmless from and against all losses, liabilities, damages, costs and expenses (including reasonable attorney’s fees and costs of investigation and litigation, regardless of outcome) resulting from all claims, demands, actions and other proceedings by or on behalf of any THIRD PARTY (including any governmental authority) (collectively, “CLAIMS”) to the extent arising from: (a) the breach of any representation, warranty, covenant or material obligation of NEKTAR AL under this AGREEMENT; [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.1.2	BY BAXTER. BAXTER shall defend, indemnify and hold NEKTAR AL, NEKTAR AL AFFILIATES, and their respective shareholders, directors, officers, employees and agents (each, a “NEKTAR AL INDEMNITEE”) harmless from and against all CLAIMS to the extent arising from: (a) the breach of any representation, warranty, covenant or material obligation of BAXTER under this AGREEMENT; [***].

15.2	INSURANCE. Each PARTY shall, at its own expense, maintain comprehensive general liability insurance, including product liability insurance, in the minimum amount of [***] per occurrence, and [***] in the aggregate. BAXTER has the right to self-insure. Any independent insurance carriers must be rated A-, VII or better by A.M. Best Company. The PARTIES shall maintain such insurance for so long as they continue to research or develop or manufacture or commercialize POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS, and shall from time to time provide copies of certificates of such insurance to each other upon request. If the insurance policy is written on a claims-made basis, then the coverage must be kept in place for at least [***] after the termination of this AGREEMENT.

15.3	PROCEDURES. If any CLAIM covered by Section 15.1 is brought, the indemnifying PARTY’S obligations are conditioned upon the following:

(i)	the indemnified PARTY shall promptly notify the indemnifying PARTY in writing of such CLAIM, provided, however, the failure to provide such notice within a reasonable period of time shall not relieve the indemnifying PARTY of any of its obligations hereunder except if the indemnifying PARTY is prejudiced by such failure or delay;

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)	the indemnifying PARTY shall assume, at its cost and expense, the sole defense of such CLAIM through counsel selected by the indemnifying PARTY, except that those indemnified may at their option and expense select and be represented by separate counsel;

(iii)	the indemnifying PARTY shall maintain control of such defense and/or the settlement of such CLAIM, and the indemnified PARTY shall cooperate with the indemnifying PARTY;

(iv)	those indemnified may, at their option and expense, participate in such defense, and if they so participate, the indemnifying PARTY and those indemnified shall cooperate with one another in such defense;

(v)	the indemnifying PARTY will have authority to consent to the entry of any monetary judgment, to enter into any settlement or otherwise to dispose of such CLAIM (provided and only to the extent that an indemnified PARTY does not have to admit liability and such judgment does not involve equitable relief), and an indemnified PARTY may not consent to the entry of any judgment, enter into any settlement or otherwise to dispose of such CLAIM without the prior written consent of the indemnifying PARTY; and

(vi)	the indemnifying PARTY shall pay the full amount of any judgment, award or settlement with respect to such CLAIM and all other costs, fees and expenses related to the resolution thereof; provided that such other costs, fees and expenses have been incurred or agreed, as the case may be, by the indemnifying PARTY in its defense or settlement of the CLAIM.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.	INVENTIONS, KNOW-HOW and PATENTS

16.1	EXISTING INTELLECTUAL PROPERTY. Other than as expressly provided in this AGREEMENT, neither PARTY grants nor shall be deemed to grant any right, title or interest to the other PARTY in any PATENT, PATENT APPLICATION, KNOW-HOW or other intellectual property right CONTROLLED by such PARTY as of the EFFECTIVE DATE.

16.2	DISCLOSURE. Each PARTY shall promptly disclose in writing to the other all INVENTIONS arising from the joint or separate activities (including any INVENTIONS conceived or first reduced to practice as a result of such activities) of the PARTIES or their agents, employees, SUBLICENSEES or independent contractors (including CONTRACT MANUFACTURERS) during and in connection with the performance of their obligations or activities under this AGREEMENT (including in carrying out its activities under the RESEARCH PLAN and the development or manufacture of POTENTIAL PRODUCT or COMMERCIAL PRODUCT); provided, however, that [***].

16.3

OWNERSHIP OF INVENTIONS. Except as otherwise set forth in Sections 16.4 or 16.5, all INVENTIONS conceived or first reduced to practice solely by employees, agents, SUBLICENSEES or independent contractors (including CONTRACT MANUFACTURERS) of a PARTY during the course and in the performance of this AGREEMENT (including in carrying out its activities under the RESEARCH PLAN and the development or manufacture of POTENTIAL PRODUCT or COMMERCIAL PRODUCT) (each, a “SOLE INVENTION”) shall be the exclusive property of such PARTY. Except as otherwise set forth in Sections 16.4 or 16.5, if employees, agents, SUBLICENSEES or independent contractors (including CONTRACT MANUFACTURERS) of each of NEKTAR AL and BAXTER jointly, conceive or first reduce to practice any INVENTION during the course and in the performance of activities conducted in connection with this AGREEMENT

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(including in carrying out its activities under the RESEARCH PLAN and the development or manufacture of POTENTIAL PRODUCT or COMMERCIAL PRODUCT) (each, a “JOINT INVENTION”) then such JOINT INVENTION, and any PATENT APPLICATION or PATENT claiming the same shall be [***] JOINT INVENTION, and any PATENT APPLICATION or PATENT claiming the same, [***]. For the avoidance of doubt, the determination as to whether an INVENTION has been “solely” or “jointly” made shall be based upon whether employees, agents, SUBLICENSEES or independent contractors (including CONTRACT MANUFACTURERS) of a PARTY would be or are properly named as an inventor on a corresponding PATENT APPLICATION under United States inventorship LAWS. Any JOINTLY OWNED TECHNOLOGY, regardless of whether such INVENTION is conceived or first reduced to practice solely or jointly by employees, agents, SUBLICENSEES or independent contractors (including CONTRACT MANUFACTURERS) of each of NEKTAR AL and BAXTER, shall be considered a JOINT INVENTION for the purposes of this AGREEMENT.

16.4

NEKTAR AL CORE TECHNOLOGY INVENTIONS. Any and all rights, title and interest in and to all SOLE INVENTIONS and JOINT INVENTIONS (except those JOINT INVENTIONS that are JOINTLY OWNED TECHNOLOGY), which fall solely within the scope of NEKTAR AL CORE TECHNOLOGY, shall belong solely to NEKTAR AL (“NEKTAR AL CORE TECHNOLOGY INVENTIONS”). BAXTER hereby agrees to and hereby does, and shall, without additional consideration transfer and assign to NEKTAR AL all of its right, title and interest in and to such NEKTAR AL CORE TECHNOLOGY INVENTIONS and all intellectual property rights therein including enforcement rights, and shall require its employees, agents, SUBLICENSEES and independent contractors (including CONTRACT MANUFACTURERS) to so assign their right, title and interest therein to NEKTAR

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AL. NEKTAR AL shall be responsible, [***], for the filing, prosecution and maintenance of foreign and domestic PATENT APPLICATIONS and PATENTS covering such NEKTAR AL CORE TECHNOLOGY INVENTIONS.

16.5	BAXTER CORE TECHNOLOGY INVENTIONS. Any and all rights, title and interest in and to all SOLE INVENTIONS and JOINT INVENTIONS (except those JOINT INVENTIONS that are JOINTLY OWNED TECHNOLOGY), which fall solely within the scope of BAXTER CORE TECHNOLOGY, shall belong solely to BAXTER (“BAXTER CORE TECHNOLOGY INVENTIONS”). NEKTAR AL hereby agrees to and hereby does, and shall, without additional consideration assign to BAXTER all of its right, title and interest in and to any BAXTER CORE TECHNOLOGY INVENTIONS and all intellectual property rights therein including enforcement rights, and shall require its employees, agents or independent contractors (including CONTRACT MANUFACTURERS) to so assign their right, title and interest therein to BAXTER. BAXTER shall be responsible, [***], for the filing, prosecution and maintenance of foreign and domestic PATENT APPLICATIONS and PATENTS covering such BAXTER CORE TECHNOLOGY INVENTIONS.

16.6	INDIVIDUAL PATENT FILINGS. Each PARTY shall have sole discretion and right to prepare, file, prosecute, maintain and defend PATENT APPLICATIONS or PATENTS for INVENTIONS it solely owns under this AGREEMENT, and shall be responsible for related interference proceedings. [***]. Costs incurred with respect to PATENT APPLICATIONS shall be borne by the PARTY with the right to prosecute each such PATENT APPLICATION.

16.7

JOINT PATENT FILINGS. With respect to all PATENT APPLICATIONS on JOINT INVENTIONS that are jointly owned by the PARTIES (i.e., JOINT INVENTIONS that have not been assigned nor are assignable to the other PARTY

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

pursuant to Sections 16.4 and 16.5) (the “JOINT PATENT APPLICATIONS”), the PARTIES shall determine which PARTY shall be responsible for filing, prosecuting and maintaining PATENT APPLICATIONS and PATENTS on behalf of both PARTIES (the “RESPONSIBLE PARTY”) [***]. All PATENTS issuing from such PATENT APPLICATIONS shall be defined as “JOINT PATENTS”. It is understood that BAXTER shall have the preferential right to prosecute those JOINT INVENTIONS directed solely at POTENTIAL or COMMERCIAL PRODUCTS. At least [***] prior to the contemplated filing of such PATENT APPLICATION, the RESPONSIBLE PARTY shall submit a substantially completed draft of the JOINT PATENT APPLICATION to the other PARTY’s patent attorneys only for its approval, which shall not be unreasonably withheld or delayed. Except as set forth below, [***] of the preparation, filing, prosecution and maintenance of all JOINT PATENT APPLICATIONS. [***] of preparing, filing, prosecuting and maintaining all of the foreign and domestic JOINT PATENT APPLICATIONS that cover INVENTIONS within the scope of JOINTLY OWNED TECHNOLOGY, and the JOINT PATENTS that issue therefrom.

16.8	DISPOSITION OF INVENTIONS. It is understood and agreed that for the purposes of this AGREEMENT, even if an employee, agent, SUBLICENSEE or contractor of a PARTY is an inventor of an INVENTION that is claimed in a PATENT or PATENT APPLICATION, the PARTY who owns said INVENTION as a result of the operation of Article 16 shall not assign, transfer, license or otherwise dispose of any other claim in such PATENT or PATENT APPLICATION, unless such PARTY solely or jointly owns or otherwise has the right to license rights with respect to said other claim (in each case as expressly provided for in this AGREEMENT).

16.9	FURTHER ACTIONS. Each PARTY shall cooperate with the other PARTY to execute all documents and take all reasonable actions to effect the intent of this Article 16.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.10	PATENT MARKING AND POTENTIAL PRODUCT AND COMMERCIAL PRODUCT MARKING.

(i)	BAXTER shall place appropriate NEKTAR AL patent and/or patent pending markings on each POTENTIAL PRODUCT and COMMERCIAL PRODUCT or the packaging therefor. The content, form, size, location and language of such markings shall be in accordance with the LAWS and practices of the country in which the applicable units of each POTENTIAL PRODUCT or COMMERCIAL PRODUCT are distributed.

(ii)	BAXTER shall be responsible for all packaging (non-commercial and commercial) and labeling of POTENTIAL PRODUCT or COMMERCIAL PRODUCT. To the extent allowed by LAWS, all POTENTIAL PRODUCT or COMMERCIAL PRODUCT labeling, packaging and package inserts and any promotional materials associated with the POTENTIAL PRODUCT or COMMERCIAL PRODUCT shall carry, in a conspicuous location, the trademark of NEKTAR AL, the identity and style of which shall be at NEKTAR AL’S sole discretion. NEKTAR AL authorizes the use of its trademark pursuant to this Section 16.10(ii).

16.11	SUPPLEMENTAL PATENT PROTECTION. [***]. Such protection shall include the listing of any requested [***] in any book, or book equivalent, of any country necessary for extending the term of such [***].

17.	Infringement

17.1	INFRINGEMENT OF THIRD PARTY RIGHTS.

17.1.1	NOTICE. If the development, manufacture, use, import, sale or offer for sale of a POTENTIAL PRODUCT or a COMMERCIAL PRODUCT results in a claim for PATENT infringement by a THIRD PARTY, the PARTY to this AGREEMENT first having notice shall promptly notify the other PARTY in writing. The notice shall set forth the facts of the claim in reasonable detail.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.1.2	LITIGATION UNRELATED TO SELECTED REAGENT. Except to the extent any infringement of patents or misappropriation of know-how results solely from the composition of matter or the method of manufacture of a SELECTED REAGENT, [***] from and against all losses, liabilities, damages, costs and expenses (including reasonable attorney’s fees and costs of investigation and litigation, regardless of outcome) resulting from any claim that the development, manufacture, use, import, offer for sale or sale of a POTENTIAL PRODUCT or a COMMERCIAL PRODUCT infringes a THIRD PARTY patent or misappropriates THIRD PARTY know-how, and the provisions of Sections 15.1.2 and 15.3 shall apply with respect to any such claim to the same extent as though it were a CLAIM [***]. In the event of a conflict between the provisions of Article 15 and this Section 17.1.2, [***].

17.1.3	LITIGATION RELATED TO SELECTED REAGENT. If infringement of a THIRD PARTY patent or misappropriation of THIRD PARTY know-how is alleged solely because the composition of the SELECTED REAGENT or the method of making the same, is used in the development, manufacture, use, offer for sale, sale, or import of a POTENTIAL PRODUCT or COMMERCIAL PRODUCT, [***], any such action taken by such THIRD PARTY against either PARTY or both PARTIES, including the costs and expenses (including reasonable attorney’s fees and costs of investigation and litigation, regardless of outcome) resulting from such defense. [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.2	INFRINGEMENT BY THIRD PARTIES.

17.2.1	NOTICE OF INFRINGEMENT. If any VALID PATENT CLAIM is infringed by a THIRD PARTY, or any KNOW-HOW utilized in the manufacture, use, import, offer for sale or sale of SELECTED REAGENT or POTENTIAL PRODUCT or COMMERCIAL PRODUCT is misappropriated by a THIRD PARTY, the PARTY first having knowledge of such infringement or misappropriation shall promptly notify the other PARTY in writing. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail.

17.2.2	PROSECUTION OF ACTIONS RELATED TO SELECTED REAGENT.

A.	NEKTAR AL shall have the right, but not the obligation, to carry out actions against THIRD PARTIES arising from such THIRD PARTIES’ infringement or misappropriation of NEKTAR AL LICENSED TECHNOLOGY covering the manufacture, use, import, offer for sale or sale of a SELECTED REAGENT. [***].

B.	If NEKTAR AL fails to bring an action or proceeding within a period of [***] after receiving written notice from BAXTER of the possibility of a claim, or otherwise having knowledge of a claim described in Section 17.2.2(A), BAXTER shall have the right, but not the obligation, to bring and control any such action using counsel of its own choice, [***].

C.	AWARDS. If either PARTY brings an action for infringement or

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

misappropriation by a THIRD PARTY under this Section 17.2.2 any damages or other monetary awards or payments in settlement recovered by such PARTY shall be applied first to defray the costs and expenses incurred by both PARTIES in the action. Any remainder shall be shared by the PARTIES as follows: [***], when the action for infringement or misappropriation relates to a COMMERCIAL PRODUCT; and [***].

17.2.3	PROSECUTION OF ACTIONS RELATED TO THE FIELD.

A.	Except as set forth in Section 17.2.2, BAXTER shall have the primary right, but not the obligation, to carry out actions against THIRD PARTIES arising from such THIRD PARTIES’ infringement or misappropriation of NEKTAR AL LICENSED TECHNOLOGY in the FIELD, including the manufacture, use, import, offer for sale or sale of a POTENTIAL PRODUCT or COMMERCIAL PRODUCT. [***].

B.	If BAXTER fails to bring an action or proceeding within a period of sixty (60) days after receiving written notice from NEKTAR AL of the possibility of a claim, or otherwise having knowledge of a claim described in Section 17.2.3(A), NEKTAR AL shall have the right, but not the obligation, to bring and control any such action using counsel of its own choice, [***].

C.	AWARDS. If either PARTY brings an action for infringement or misappropriation by a THIRD PARTY under this Section 17.2.3 any damages or other monetary awards or payments in settlement recovered by such PARTY shall be applied first to defray the costs and expenses incurred by both PARTIES in the action. Any remainder shall be shared by the PARTIES as follows: [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18.	[INTENTIONALLY OMITTED]

19.	TERM AND TERMINATION

19.1	EXPIRATION. The term of this AGREEMENT (the “TERM”) shall commence on the EFFECTIVE DATE and shall continue until terminated as set forth herein. Once a POTENTIAL PRODUCT is a COMMERCIAL PRODUCT and has been commercialized, this AGREEMENT shall expire on a country-by-country basis upon the expiration of all royalty obligations with respect to such COMMERCIAL PRODUCT in the applicable country, unless earlier terminated as provided herein. Upon the expiration of royalty obligations with respect to a COMMERCIAL PRODUCT in any applicable country, BAXTER is hereby granted by NEKTAR AL a paid-up, exclusive, royalty-free, perpetual, non-cancelable, license, with rights to sublicense, in the FIELD under the NEKTAR AL LICENSED TECHNOLOGY to make, have made, use, sell, offer for sale and import such COMMERCIAL PRODUCT in such country, [***]. The terms and conditions of such manufacture and supply of SELECTED REAGENT shall be negotiated in good faith by the PARTIES.

19.2	DISCRETIONARY TERMINATION. [***], other than pursuant to any other provision of this AGREEMENT, [***], payable in accordance with Section 19.7.5, upon [***].

19.3

TERMINATION FOR CAUSE. Each PARTY shall have the right to terminate this AGREEMENT by written notice to the other PARTY for a failure to comply with the material terms of this AGREEMENT by the other PARTY, provided such failure to

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

comply is not corrected by the failing PARTY within: (i) [***] of written notice of any failure to make timely payment of royalties or any other amount that is not in dispute, when due hereunder, or (ii) [***] of receipt of written notice of any other failure from the non-failing PARTY.

19.4	TERMINATION FOR INSOLVENCY. Either PARTY may terminate this AGREEMENT immediately by written notice in the event: (i) the other PARTY voluntarily enters into bankruptcy proceedings; (ii) the other PARTY makes an assignment for the benefit of creditors; (iii) a petition is filed against the other party under a bankruptcy law, a corporate reorganization law, or any other law for relief of debtors or similar law analogous in purpose or effect, which petition is not stayed or dismissed within [***] of filing thereof; or (iv) the other PARTY enters into liquidation or dissolution proceedings or a receiver is appointed with respect to any assets of the other PARTY, which appointment is not vacated within [***] (herein a BANKRUPTCY PROCEEDING).

19.5	TERMINATION/[***] FOR LACK OF DILIGENCE. In the event [***]. In the event [***] provided for herein shall continue to apply, except as otherwise set forth in Section 19.5.2. Notwithstanding the foregoing, before [***] may provide notice of termination of the AGREEMENT or termination of [***] shall call a special meeting of the JOINT STEERING COMMITTEE for the sole purpose of discussing the reasons for [***]. Such special meeting of the JOINT STEERING COMMITTEE shall be held [***]. At any time during the period commencing on the conclusion of such meeting up through the date that is [***].

19.5.1	An “ACCEPTABLE DELAY” shall be the failure to meet a Development Diligence milestone event due to:

A.	an event of force majeure as described in Section 22.1;

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.	any breach by NEKTAR AL, or NEKTAR AL delay, that materially adversely affects BAXTER’s ability to meet a relevant Development Diligence milestone event;

C.	a dispute or disagreement in one or more of the governance committees (JOINT STEERING COMMITTEE, RESEARCH COMMITTEE, DEVELOPMENT AND PRODUCTION COMMITTEE) which is [***];

D.	a regulatory requirement that comes into effect after the EFFECTIVE DATE;

E.	a development issue involving safety, toxicity, efficacy or pharmacokinetics, or the ability to scale up to commercial manufacturing (including the inability to obtain commercially viable yields);

F.	any other delay deemed to be an ACCEPTABLE DELAY by both PARTIES in writing, the intent of which is to be inclusive of unanticipated delays outside of the control of BAXTER; or

G.	[***] in accordance with the timelines set forth in the RESEARCH PLAN, [***].

In the event the PARTIES cannot agree whether a delay is outside the control of BAXTER and deemed an ACCEPTABLE DELAY, (i) either PARTY may refer the matter to the JOINT STEERING COMMITTEE for resolution, (ii) if the JOINT STEERING COMMITTEE cannot resolve such matter within [***], then the matter shall be sent to the PARTIES’ [***] for resolutions, (iii) if [***], then the PARTIES

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall refer the matter to a [***] and/or significant professional experience with respect to the specific subject matter under dispute, such professional shall make a determination within [***] of being selected by the PARTIES and such professional’s determination shall be conclusive and binding on the PARTIES.

In the case of an ACCEPTABLE DELAY, and except as otherwise set forth in Section 19.5.1(G), the [***]. In the event [***] due to one or more of these events, the [***].

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***].

19.5.2	If, at the time that [***] elects to exercise its rights to terminate this AGREEMENT [***] solely for the treatment of [***]. In such event, the following shall occur:

(i)	The definition of “FIELD” in Section 1.26 shall automatically be narrowed to consist only of [***] for use alone for the treatment of [***];

(ii)	The definition of “THERAPEUTIC AGENT” shall automatically be limited to [***];

(iii)	[***]; and

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iv)	All royalty and milestone provisions applicable to such POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS shall remain in effect.

19.6	TERMINATION ON CHALLENGE. [***] may terminate this AGREEMENT by giving written notice to [***] challenging the validity of any of the [***]; provided that [***] may not exercise such termination rights if [***] (whether under contract or other legal theory) [***] allege in defense of such claim or action that the COMMERCIAL PRODUCT does not infringe a VALID PATENT CLAIM.

19.7	EFFECT OF TERMINATION.

19.7.1	The provisions of Articles [***] (and in each case together with any defined terms applicable to such provisions) shall survive expiration or termination of this AGREEMENT for any reason whatsoever.

19.7.2	Notwithstanding anything in this AGREEMENT to the contrary, if this AGREEMENT is terminated for any reason other than for cause [***]:

A.	[***];

B.	[***];

C.	BAXTER shall pay NEKTAR AL all earned milestone payments and accrued royalties in accordance with the terms of this AGREEMENT;

D.	[***] Subject to the foregoing, if this AGREEMENT is terminated for any reason whatsoever, any licenses and sublicenses granted under this AGREEMENT shall automatically terminate and all licensed rights shall revert in their entirety to the respective licensor; and

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E.	Termination of this AGREEMENT by a PARTY shall not be an exclusive remedy and all other remedies will be available to the terminating PARTY, in equity and at LAW, subject to the limitations and exclusions that are provided for in this AGREEMENT.

19.7.3	If this AGREEMENT is terminated by [***], then on the effective date of such termination, [***], including any of the intellectual property rights therein, including any JOINT PATENT APPLICATIONS and JOINT PATENTS covering such JOINTLY OWNED TECHNOLOGY. As of the effective date of such termination, [***] shall have the sole right, as between NEKTAR AL and BAXTER, to bring actions against THIRD PARTIES arising from such THIRD PARTIES’ infringement or misappropriation of JOINTLY OWNED TECHNOLOGY. [***].

19.7.4

In the event of a BANKRUPTCY PROCEEDING, NEKTAR AL hereby agrees to grant and hereby grants to BAXTER and its AFFILIATES, and the PARTIES agree that this AGREEMENT shall be deemed an executory contract and that BAXTER and its AFFILIATES shall be deemed to retain, an exclusive, perpetual, non-cancelable, license, with rights to sublicense as provided for herein, in the FIELD under the NEKTAR AL LICENSED TECHNOLOGY to develop, make, have made, import, export, use, sell and have sold POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S) in the FIELD; provided that BAXTER shall continue to fulfill its MILESTONES and royalty payment obligations under this AGREEMENT.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BAXTER agrees to pay NEKTAR AL, or any trustee, in such BANKRUPTCY PROCEEDING a royalty for such a license equivalent to the license royalty provision provided in this AGREEMENT. In addition to the surviving Sections in Section 19.7.1, Sections 9.2, 9.3, 9.5 and 9.6 shall survive termination or expiration of this Agreement.

19.7.5	TERMINATION FEE. If this AGREEMENT is terminated by BAXTER under Section 19.2, BAXTER shall pay to NEKTAR AL a termination fee (“TERMINATION FEE”) within [***] after the effective date of such termination as follows: (i) if such termination occurs prior to the payment to NEKTAR AL of all of the [***], then the TERMINATION FEE shall be equal to [***], (ii) if such termination occurs after payment to NEKTAR AL of all of the [***], then the TERMINATION FEE shall be [***]; (iii) if such termination occurs after the successful completion of the [***], then the TERMINATION FEE shall be [***]; and (iv) if such termination occurs after the successful completion of the [***], then the TERMINATION FEE shall be [***]. In addition to the foregoing and, if applicable, if a COMMERCIAL PRODUCT is not launched within [***] after the date on which [***]. Notwithstanding the foregoing, if BAXTER terminates the AGREEMENT under Section 19.2 due to a COMMERCIAL FAILURE, the TERMINATION FEE [***]. “COMMERCIAL FAILURE” means:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(v)	[***];

(vi)	[***].

For clarity, if this AGREEMENT is terminated by BAXTER in connection with a COMMERCIAL FAILURE, there shall be [***].

20.	ASSIGNMENT

Unless otherwise expressly permitted hereunder, neither PARTY may assign any of its rights or delegate any of its duties under this AGREEMENT without the prior written consent of the other PARTY, except that either PARTY may assign any or all of its rights and/or responsibilities hereunder without the other PARTY’S consent as part of: (i) the sale of all or substantially all of the assets or the entire business to which this AGREEMENT relates, (ii) a merger, consolidation, reorganization or other combination with or into another person or entity; or (iii) the transfer or assignment to an AFFILIATE, in each case, pursuant to which the surviving entity or assignee assumes the assigning or merging PARTY’S obligations hereunder. Any assignment made in violation of this Article 20 shall be null and void.

21.	NOTICES

Wherever notice is required or permitted hereunder, it shall be by personal delivery, first class mail, overnight delivery service, or sent by facsimile transmission, with electronic confirmation, properly directed to the PARTY at its address and contact information listed below. Said address and contact information may be changed from time to time by similar written notice.

If to BAXTER, addressed to:

Baxter Healthcare Corporation One

Baxter Parkway

Deerfield, Illinois 60015

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attention:[***]

Telephone:[***]

Facsimile:[***]

Baxter Healthcare SA

CH-8304 Wallisellen

Zurich, Switzerland

Attention:[***]

Telephone:[***]

Facsimile:[***]

With copies to:

Baxter Healthcare Corporation

One Baxter Parkway

Deerfield Illinois 60015

Attention:[***]

Telephone:[***]

Facsimile:[***]

Baxter Healthcare SA

CH-8304 Wallisellen

Zurich, Switzerland

Attention:[***]

Telephone:[***]

Facsimile:[***]

If to NEKTAR AL, addressed to:

NEKTAR Therapeutics AL, Corporation

1112 Church Street

Huntsville, AL 35801

Attention:[***]

Facsimile:[***]

With a copy to:[***]

Nektar Therapeutics

150 Industrial Road

San Carlos, CA 94070-6256

Attention:[***]

Facsimile:[***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22.	MISCELLANEOUS

22.1	FORCE MAJEURE. Except for each PARTY’s confidentiality and indemnity obligations, the obligations of either PARTY under this AGREEMENT shall be excused during each period of delay caused by matters such as acts of God, strikes, supplier delays, failure of utilities or common carriers, shortages of raw materials, government orders, sufferance of or voluntary compliance with acts of government or governmental regulation, or acts of war or terrorism, which are reasonably beyond the control of the PARTY obligated to perform. Force majeure shall not include a lack of funds, bankruptcy or other financial cause or disadvantage, and force majeure shall not excuse or delay any PARTY’S payment obligations under this AGREEMENT. Nothing contained in this AGREEMENT shall affect either PARTY’s ability or discretion regarding any strike or other employee dispute or disturbance and all such strikes, disputes or disturbances shall be deemed to be beyond the control of such PARTY. A condition of force majeure shall be deemed to continue only so long as the affected PARTY shall be taking all reasonable actions necessary to overcome such condition. If either PARTY shall be affected by a condition of force majeure, such PARTY shall give the other PARTY prompt notice thereof, which notice shall contain the affected PARTY’S estimate of the duration of such condition and a description of the steps being taken or proposed to be taken to overcome such condition of force majeure. Any delay occasioned by any such cause shall not constitute a default, breach or failure under this AGREEMENT, and the obligations of the PARTIES shall be suspended during the period of delay so occasioned. During any period of force majeure, the PARTY that is not directly affected by such condition of force majeure may take any reasonable action necessary to mitigate the effects of such condition of force majeure.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22.2	SEVERABILITY. All the terms and provisions of this AGREEMENT are distinct and severable, and if any term or provision is held unenforceable, illegal or void in whole or in part by any court, regulatory authority or other competent authority it shall to that extent be deemed not to form part of this AGREEMENT, and the enforceability, legality and validity of the remainder of this AGREEMENT shall not be affected thereby.

22.3	VARIATION. This AGREEMENT may not be amended, varied or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each PARTY hereto.

22.4	FORBEARANCE AND WAIVER. No waiver by a PARTY in respect of any breach shall operate as a waiver in respect of any subsequent breach. No forbearance, failure or delay by a PARTY in exercising any right or remedy shall operate as a waiver thereof, nor shall any single or partial forbearance, exercise or waiver of any right or remedy prejudice its further exercise of any right or remedy under this AGREEMENT or at LAW.

22.5	COUNTERPARTS; FACSIMILE. This AGREEMENT may be executed in more than one counterpart, each of which constitutes an original and all of which together shall constitute one enforceable agreement. For purposes of this AGREEMENT and any other document required to be delivered pursuant to this AGREEMENT, facsimiles of signatures shall be deemed to be original signatures. In addition, if any of the PARTIES sign facsimile copies of this AGREEMENT, such copies shall be deemed originals.

22.6	NO PARTNERSHIP. The relationship of the PARTIES is that of independent contractors and this AGREEMENT shall not operate so as to create a partnership or joint venture of any kind between the PARTIES.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22.7	CONSTRUCTION. The PARTIES have participated jointly in the negotiation and drafting of this AGREEMENT. In the event that an ambiguity or question of intent or interpretation arises, this AGREEMENT shall be construed as if drafted jointly by the PARTIES and no presumption or burden of proof shall arise favoring or disfavoring any PARTY by virtue of the authorship of any of the provisions of this AGREEMENT. Except where the context otherwise requires, where used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this AGREEMENT are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this AGREEMENT or the intent of any provision contained in this AGREEMENT. The term “includes” and “including” as used herein means including, but not limited to.

22.8	ENTIRE AGREEMENT. This AGREEMENT and the Schedules and Exhibit attached hereto constitute the entire understanding between the PARTIES and supersedes any prior or contemporaneous written or oral understanding, negotiations or agreements between and among them respecting the subject matter hereof. This AGREEMENT may not be modified or amended other than by a writing signed by both PARTIES’ duly authorized officers. This AGREEMENT shall be binding upon, and inure to the benefit of, the PARTIES and their respective successors and assigns.

22.9

GOVERNING LAW. This AGREEMENT shall be governed by and construed in accordance with the LAWS of the State of California without regard to its or any other jurisdiction’s choice of law rules. Any disputes under this AGREEMENT shall be brought in the state or federal courts located in California. The PARTIES submit to

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the personal jurisdiction of such courts for any such action, agree that such courts provide a convenient forum for any such action, and waive any objections or challenges to venue with respect to such courts.

22.10	PUBLICITY. Neither PARTY shall make any public announcement concerning this AGREEMENT without the prior written consent of the other PARTY, unless counsel to such PARTY advises that such announcement or statement may be required by LAW (including applicable stock exchange rule). In the case of an announcement required by LAW, the other PARTY shall be advised in advance and both PARTIES shall use good faith efforts to cause a mutually agreeable announcement to be issued in a timely basis. Notwithstanding the foregoing, NEKTAR AL and BAXTER shall prepare and issue a joint press release acceptable to both PARTIES announcing the relationship created under this AGREEMENT.

[Signature Page Follows.]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the PARTIES hereto have caused their authorized representatives to execute this AGREEMENT by signing below:

Signed:
For and on behalf of:		For and on behalf of:
NEKTAR Therapeutics AL, Corporation		Baxter Healthcare Corporation

Signature	[***]	Signature	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
For and on behalf of: Baxter Healthcare SA

Signature	[***]
Name:	[***]
Title:	[***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO EXCLUSIVE RESEARCH, DEVELOPMENT, LICENSE

AND MANUFACTURING AND SUPPLY AGREEMENT

This Amendment No. 1 to Exclusive Research, Development, License and Manufacturing and Supply Agreement (the “Amendment”) is made and entered into effective as of October 19, 2005 (the “Effective Date of the Amendment”), by and between Nektar Therapeutics AL, Corporation, (“Nektar”) and Baxter Healthcare SA and Baxter Healthcare Corporation (collectively, “Baxter”). Nektar and Baxter may be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, Nektar and Baxter are parties to an Exclusive Research, Development, License and Manufacturing and Supply Agreement dated September 26, 2005 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, the Parties agree as follows:

Amendment of the Agreement

The Parties hereby agree to amend the Agreement as of the Effective Date of the Amendment as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.

1. The first sentence of Section 3.1 of the Agreement is hereby amended and restated in its entirety to read as follows: “To facilitate communication between the PARTIES, implement the RESEARCH PLAN and oversee development of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (all during the TERM), the PARTIES shall appoint a JOINT STEERING COMMITTEE consisting of [***] representatives from each of NEKTAR AL and BAXTER. The initial representatives are:

BAXTER: [***]

NEKTAR AL: [***]

and the initial meeting of the JOINT STEERING COMMITTEE shall take place no later than [***] after the EFFECTIVE DATE.”

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

2. For clarification purposes only, [***] to the Agreement is hereby amended by the addition of the following language to the introductory paragraph thereof:

“[***] defined below as [***] shall be a [***], as provided for in the [***] of this Agreement.”

2.	Miscellaneous

a.	Full Force and Effect. Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.

b.	Entire Agreement of the Parties. This Amendment and the Agreement constitute the complete final and exclusive understanding and agreement of the Parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter of the Agreement.

c.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

ACCEPTED AND AGREED,

NEKTAR THERAPEUTICS AL, CORPORATION		BAXTER HEALTHCARE CORPORATION

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

BAXTER HEALTHCARE SA

By:	[***]

Name:	[***]

Title:	[***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

AMENDMENT NO. 2 TO EXCLUSIVE RESEARCH, DEVELOPMENT, LICENSE

AND MANUFACTURING AND SUPPLY AGREEMENT

This Amendment No. 2 to Exclusive Research, Development, License and Manufacturing and Supply Agreement (the “Amendment”) is made and entered into effective as of December 14, 2005 (the “Effective Date of the Amendment”), by and between Nektar Therapeutics AL, Corp., an Alabama corporation (“NEKTAR”) and Baxter Healthcare SA and Baxter Healthcare Corp., (collectively, “BAXTER”). NEKTAR and BAXTER may be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, NEKTAR and BAXTER are parties to an Exclusive Research, Development, License and Manufacturing and Supply Agreement dated September 26, 2005, as amended (the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree as follows:

Amendment of the Agreement

The Parties hereby agree to amend the Agreement as of the Effective Date of the Amendment as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.

1.	A new Section 2.8 is hereby added to the Agreement as follows:

“The PARTIES have agreed to amend the RESEARCH PLAN attached to the Agreement as Schedule 1, [***] (the “Amended Research Plan”). As more fully described in the Amended Research Plan, the RESEARCH COMMITTEE is expanding the RESEARCH PLAN [***]. [***] have been approved [***] and will provide [***] without affecting the RESEARCH PLAN that has already been agreed to by the Parties and attached to the Agreement as Schedule 1, [***], as set forth hereinbelow, solely for the purpose [***] shall, for purposes of this Amendment, be referred to as the [***].

Prior to initiating the [***], BAXTER will evaluate the [***]. As already provided for in the RESEARCH PLAN that has already been agreed to by the Parties and attached to the Agreement as Schedule 1, [***], will also proceed with [***]. If agreed by the RESEARCH COMMITTEE, [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pursuant to the Amended Research Plan, (i) NEKTAR has agreed to and shall [***]; (ii) BAXTER shall use such [***] for the sole purpose of making a [***]; and (iii) BAXTER shall use such [***] for the sole purpose of conducting [***] as provided for in the Amended Research Plan. In view of the foregoing, it is further agreed that:

(a) [***] under the Agreement;

(b) [***] of the Agreement; and

(c) [***] as of the EFFECTIVE DATE of the Agreement.

In addition to the foregoing, it is understood and agreed that [***] as provided for in the Amended Research Plan.

BAXTER further agrees to disclose in writing to NEKTAR all INVENTIONS arising from its activities under the Amended Research Plan (including those activities relating to manufacture and/or use of the [***]) as required by and pursuant to Section 16.2 of the Agreement. Moreover, through the RESEARCH COMMITTEE, BAXTER shall share with NEKTAR data relating to such activities under the Amended Research Plan as required by and pursuant to Section 3.2 of the Agreement.

It is understood and agreed that other than as specifically provided for in the Agreement, and herein and in the Amended Research Plan, [***], and carried out under and in accordance with the RESEARCH PLAN and the Agreement.

Notwithstanding anything herein to the contrary, [***] pursuant to the Agreement.

2.	Miscellaneous

a.	Full Force and Effect. Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.

b.	Entire Agreement of the Parties. This Amendment and the Agreement constitute the complete final and exclusive understanding and agreement of the Parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter of the Agreement.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

c.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

ACCEPTED AND AGREED,

NEKTAR THERAPEUTICS, AL

By:	[***]

Name:	[***]

Title:	[***]

BAXTER HEALTHCARE CORPORATION

By:	[***]

Name:	[***]

Title:	[***]

BAXTER HEALTHCARE SA

By:	[***]

Name:	[***]

Title:	[***]

By:	[***]

Name:	[***]

Title:	[***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 3 TO EXCLUSIVE RESEARCH, DEVELOPMENT,

LICENSE AND MANUFACTURING AND SUPPLY AGREEMENT

This Amendment No. 3 to Exclusive Research, Development, License and Manufacturing and Supply Agreement (the “Amendment”) is made and entered into effective as of December 17, 2007 (the “Effective Date of the Amendment”), by and between Nektar Therapeutics AL, Corp., an Alabama corporation (“Nektar AL”) and Baxter Healthcare SA and Baxter Healthcare Corp., (collectively, “Baxter”). NEKTAR and BAXTER may be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, NEKTAR AL and BAXTER are parties to an Exclusive Research, Development, License and Manufacturing and Supply Agreement dated September 26, 2005, as amended (the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment and in accordance with and subject to the terms and conditions specified below the Parties agree as follows:

Amendment of the Agreement

The Parties hereby agree to amend the Agreement as of the Effective Date of the Amendment as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.

Any references to [***] up to but not including the sentence that begins with the words “[***], shall (as applicable) include the [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

All references to ‘the Agreement’ contained in any Section or subsection of the Agreement shall mean ‘the Agreement (as amended)’.

Section 1.26 is hereby deleted in its entirety and replaced by the following:

““FIELD” means [***], either for use alone for the treatment of [***], in the treatment of [***]; PEGYLATED FACTOR VIII for the treatment of Hemophilia A; [***] for the treatment of [***] and/or [***]; and/or PEGYLATED FACTOR IX for the treatment of Hemophilia B.”

Section 1.46 is hereby deleted in its entirety and replaced by the following:

““NEKTAR AL KNOW-HOW” means all [***].”

Section 1.54 is hereby deleted in its entirety and replaced by the following:

“NON-DISCLOSURE AGREEMENTS” means that agreement entered into between the PARTIES on [***], providing for confidential treatment of the PARTIES’ information, and those agreements entered into between the PARTIES on [***], providing for confidential treatment of the PARTES’ information.”

Section 1.62 is hereby deleted in its entirety and replaced by the following:

“POTENTIAL PRODUCT” means [***] FACTOR VIII or FACTOR IX, [***] FACTOR VIII or FACTOR IX, [***].”

A new Section 1.68.A. is hereby added as follows:

“PEG-FIX RESEARCH PLAN” means the PARTIES’ respective activities and responsibilities as set forth in the research plan attached hereto as Schedule I-A, as amended and revised by the RESEARCH COMMITTEE from time to time”.

The first sentence of Section 1.70 is hereby amended as follows:

“ROYALTY RATE” for COMMERCIAL PRODUCTS [***] means the following:

(i)	[***] of all COMMERCIAL PRODUCTS sold in the TERRITORY in a calendar year;

(ii)	[***] of all COMMERCIAL PRODUCTS sold in the TERRITORY in such calendar year; and

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

(iii)	[***] of all COMMERCIAL PRODUCTS sold in the TERRITORY in such calendar year [***].”

Section 1.80 is hereby deleted in its entirety and replaced by the following:

“THERAPEUTIC AGENT” means [***],FACTOR VIII OR FACTOR IX [***].”

Section 1.82 is hereby deleted in its entirety and replaced by the following:

“VALID PATENT CLAIM” means [***].”

A new Section 1.84 is hereby added as follows:

““FACTOR IX” means a compound that is a Factor IX [***].”

A new Section 1.85 is hereby added as follows:

“ROYALTY RATE” for COMMERCIAL PRODUCTS [***], means the following:

(i)	[***] of the [***] of all COMMERCIAL PRODUCTS sold in the TERRITORY in such calendar year;

(ii)	[***] of the [***] of all COMMERCIAL PRODUCTS sold in the TERRITORY in such calendar year; and

(iii)	[***] of all COMMERCIAL PRODUCTS sold in the TERRITORY in such calendar year [***].”

Section 2.1 is hereby deleted in its entirety and replaced by the following:

“OVERVIEW. The PARTIES’ research and development responsibilities are set forth in the RESEARCH PLAN and/or the PEG-FIX RESEARCH PLAN (as applicable) each of which shall be an evolving document that is updated and revised from time to time in writing by the RESEARCH COMMITTEE.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

As decided by the RESEARCH COMMITTEE provided for in Section 3.2, and provided that [***] (with respect to the PEG-FIX RESEARCH PLAN) each in a timely manner in accordance with the time frames set forth in the RESEARCH PLAN or the PEG-FIX RESEARCH PLAN (as applicable) as provided for herein, NEKTAR AL shall, in a timely manner in accordance with the time frames set forth in the RESEARCH PLAN or the PEG-FIX RESEARCH PLAN (as applicable), [***]. BAXTER shall, in a timely manner in accordance with the time frames set forth in the RESEARCH PLAN and the PEG-FIX RESEARCH PLAN (as applicable), provide NEKTAR AL with [***].

NEKTAR AL shall use commercially reasonable efforts to collaborate and cooperate with BAXTER in researching and developing CONJUGATES and REAGENTS (including SELECTED REAGENTS) to be utilized in developing POTENTIAL PRODUCTS pursuant to the RESEARCH PLAN and the PEG-FIX RESEARCH PLAN, as each may be amended from time to time. Initially, [***]. After the RESEARCH COMMITTEE selects one or more CONJUGATES to develop into POTENTIAL PRODUCTS, the REAGENT that is used to make each such CONJUGATE shall be deemed a SELECTED REAGENT hereunder, and [***], as set forth in [***] below.

BAXTER is responsible for the development of POTENTIAL PRODUCTS after receipt of the CONJUGATES and SELECTED REAGENTS, in accordance with the RESEARCH PLAN and/or the PEG-FIX RESEARCH PLAN (as applicable), and [***].

For clarity, [***]. During such clinical trials, or in the event of the cancellation or failure of any such clinical trials, [***].”

A new Section 2.2.1 is hereby added as follows:

“NEKTAR AL PAYMENTS. For clarity, Section 2.2 shall apply only with respect to NEKTAR AL’S activities in relation to [***] PEGYLATED FACTOR VIII [***] and this Section 2.2.1 shall apply only with respect to NEKTAR AL’S activities in relation to PEGYLATED FACTOR IX. Accordingly, in addition to the MILESTONES and royalties to be paid by BAXTER to NEKTAR AL under the AGREEMENT, BAXTER shall reimburse NEKTAR AL for those activities directly incurred and solely associated with the research, development and/or manufacture of CONJUGATES and REAGENTS (including SELECTED REAGENTS) for PEGYLATED FACTOR IX at the applicable FTE rate as described in the immediately following paragraph.

The applicable FTE rate (which includes time, standard supplies and material) shall be charged and invoiced at [***] for each FTE per year (“PEG-FIX FTE RATE”), subject to the following increases: the PEG-FIX FTE RATE shall be adjusted each calendar year commencing with calendar year 2009 to reflect any year-to-year increase in the Consumer Price Index (CPI)

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

(based on a cumulative index of CPI numbers starting on the Effective Date of the Amendment to the date of the calculation of such PEG-FIX FTE RATE). Moreover, for purposes of work performed by NEKTAR AL in relation to PEGYLATED FACTOR IX, one (1) FTE will equal [***].

In addition to the foregoing, BAXTER shall reimburse NEKTAR AL for additional materials purchased by NEKTAR AL to perform its activities under the PEG-FIX RESEARCH PLAN, [***], which materials shall be equipment purchased by NEKTAR AL that is required for the performance of its activities under the PEG-FIX RESEARCH PLAN. The cost of such materials shall not exceed [***]. BAXTER shall respond to such a request by NEKTAR AL promptly, and in no event later than [***] after its receipt of such request.

NEKTAR AL shall invoice FTE costs (which includes time at the PEG-FIX FTE RATE, standard supplies and material) and costs of additional materials to BAXTER [***], which BAXTER may audit, pursuant to Section 10.2 of the AGREEMENT. For clarity, BAXTER shall pay for [***], which shall be calculated by multiplying (i) [***] pursuant to this Amendment by (ii) the quotient of (a) the PEG-FIX FTE RATE divided by (b) [***]. BAXTER shall pay the amounts set forth in each such invoice within [***] after the date thereof.

For clarity, BAXTER shall pay NEKTAR AL as provided for under this Section 2.2.1 for so long as NEKTAR AL is performing activities under the PEG-FIX RESEARCH PLAN; provided, however, that on a POTENTIAL PRODUCT-by-POTENTIAL PRODUCT basis, such [***], at which point the [***] and, thereafter, the [***] used in such POTENTIAL PRODUCT [***] of the AGREEMENT and the SUPPLY AGREEMENT.

For the avoidance of doubt, the PARTIES acknowledge that the [***] that is required to be paid by BAXTER to NEKTAR AL within [***], as set forth on Schedule II-A, is an [***] by BAXTER of the FTE costs (which includes time at the PEG-FIX FTE RATE, standard supplies and material) to be paid by BAXTER pursuant to this Section 2.2.1. Notwithstanding the foregoing, NEKTAR AL shall provide an invoice to BAXTER as required above which invoice shall set forth a calculation of the FTE costs totaling [***] and a corresponding credit for the [***]; provided, however, that such calculation shall only include a total [***].”

The first sentence of Section 2.4.2 is hereby deleted in its entirety and shall be replaced by the following:

“Any samples of [***] (collectively, the “BAXTER MATERIALS”) are owned exclusively by BAXTER and provided solely for the development of CONJUGATES and REAGENTS to extend the half-life of a particular THERAPEUTIC AGENT in conjunction with the RESEARCH PLAN or the PEG-FIX RESEARCH PLAN (as applicable), and for no other purpose.”

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

A new Section 2.6.1 is hereby added as follows:

“SELECTION OF PEGYLATED FACTOR IX POTENTIAL PRODUCTS AND [***]. The RESEARCH COMMITTEE shall select PEGYLATED FACTOR IX POTENTIAL PRODUCT(S) from the CONJUGATES and SELECTED REAGENTS provided by NEKTAR AL under the PEG-FIX RESEARCH PLAN and, [***].”

The first paragraph of Section 3.2 is hereby deleted in its entirety and replaced by the following:

“RESEARCH COMMITTEE. The RESEARCH COMMITTEE shall be comprised of appropriate representatives of both PARTIES, initially consisting of [***] representatives from each of NEKTAR AL and BAXTER. Each PARTY shall appoint a RESEARCH PLAN team leader (and other key contacts, as necessary) to serve as principal RESEARCH COMMITTEE liaisons for the PARTIES. Employees of each PARTY who are not on the RESEARCH COMMITTEE may attend meetings of the RESEARCH COMMITTEE, as required to further the research and development of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS. The initial team leader and PARTY representatives are:

BAXTER: (1) [***]

NEKTAR AL: (1) [***].”

A new Section 3.6 is hereby added as follows:

“3.6.1 [***].

3.6.2 Disbanding of Committees. [***], the PARTIES shall have the right to disband any committee upon mutual agreement. Additionally, to the extent the applicable committee is not disbanded, such committees shall be automatically disbanded, as applicable, as set forth below:

(i)	The JOINT STEERING COMMITTEE shall be automatically disbanded upon [***].

(ii)	The DEVELOPMENT AND PRODUCTION COMMITTEE shall be automatically disbanded when [***].

(iii)	The RESEARCH COMMITTEE shall be automatically disbanded upon [***].

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

3.6.3 Decision Making After [***] or Disbanding of Committees. If [***], or if a committee is disbanded pursuant to Section 3.6.2, then after such [***] disbanding, the following shall apply to decisions formerly within the jurisdiction of the committee(s) [***] or that has been disbanded:

(a) Decisions formerly within the jurisdiction of the JOINT STEERING COMMITTEE shall be submitted for resolution by senior officers of each PARTY, subject to the decision making processes and principles set forth in Section 3.1 applied to decisions to be made by such senior officers rather than to decisions to be made by the JOINT STEERING COMMITTEE.

(b) Decisions formerly within the jurisdiction of the DEVELOPMENT AND PRODUCTION COMMITTEE shall be submitted for resolution by the JOINT STEERING COMMITTEE, if it then exists, or otherwise by senior officers appointed by each PARTY as described in Section 3.6.3(a).

(c) Decisions formerly within the jurisdiction of the RESEARCH COMMITTEE shall be submitted for resolution by the JOINT STEERING COMMITTEE, if it then exists, or otherwise by senior officers appointed by each PARTY as described in Section 3.6.3(a).

Notwithstanding the amendments to the decision making structure as set forth in this Section 3.6.3, with respect to all decisions that would have been within the jurisdiction of the Research Committee BAXTER shall retain the deciding vote pursuant to Section 3.2 of the Agreement.”

Section 4.2 is hereby amended by deleting the first paragraph through subsection (iii) and replacing it with the following:

“TERMS OF SUBLICENSE. The terms of each sublicense under the license granted to BAXTER in Section 4.1 of this AGREEMENT shall provide that any sublicense shall be subject to and consistent with the terms and conditions of this AGREEMENT; provided, however, that:

(i) all royalties or other amounts due to NEKTAR AL with respect to such SUBLICENSEE’S development and/or commercialization of POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS shall be collected by BAXTER and transmitted to NEKTAR AL in accordance with the payment terms set forth in Article 9.

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

(ii) BAXTER’S grant of any sublicense shall not relieve BAXTER from any of its obligations under this AGREEMENT; and

(iii) BAXTER shall remain jointly and severally liable for any breach of a sublicense by a SUBLICENSEE.”

Section 4.3 is hereby amended by deleting subsection (iii) of the first paragraph and deleting the second and third full paragraphs.

A new Section 7.2.1 is hereby added as follows:

“For clarity, Section 7.2 shall apply with respect to the activities of BAXTER, its AFFILIATES or SUBLICENSEES in relation to the development, manufacture or commercialization of POTENTIAL PRODUCTS and/or COMMERCIAL PRODUCTS utilizing (directly or indirectly) [***]. For good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by BAXTER), with respect to the activities of BAXTER, its AFFILIATES and SUBLICENSEES in relation to the development, manufacture or commercialization of [***], BAXTER agrees to partner exclusively with NEKTAR AL in the FIELD. Specifically, during the TERM, [***] other than as provided for in this Amendment or [***], anywhere in the TERRITORY. [***].

Nothing set forth in this Section 7.2.1 shall prohibit BAXTER from owning not in excess of 5% in the aggregate of any class of capital stock of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or on the NASDAQ national market system or the NASDAQ Small Cap Market.

In the event that the provisions of Sections 7.1, 7.2 or 7.2.1 should ever be deemed to exceed the limitation provided by applicable law, then the PARTIES agree that such provisions shall be reformed to set forth the maximum limitations permitted.”

Section 8.6.1 is hereby amended as follows:

“From the date of selection of a SELECTED REAGENT until the earlier of the date of commencement of a PIVOTAL TRIAL or the date on which the PARTIES enter into the SUPPLY AGREEMENT for such SELECTED REAGENT, BAXTER shall pay NEKTAR AL its

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

MANUFACTURING COST [***] for each SELECTED REAGENT supplied to BAXTER [***] (“PURCHASE PRICE”). BAXTER shall be entitled to audit such MANUFACTURING COST pursuant to Section 10.2.”

The first paragraph of Section 9.1 (up to but excluding subsection (i)) is hereby deleted in its entirety and is replaced with the following:

“BAXTER shall pay to NEKTAR AL MILESTONES in accordance with and pursuant to the events described in Schedule II (with respect to POTENTIAL PRODUCT and/or COMMERCIAL PRODUCT ([***]) and in Schedule II-A (with respect to [***], each as the case may be. Each such applicable MILESTONE shall be payable at the time the corresponding event occurs, and due within [***] of the event triggering such MILESTONE. Except as set forth in the last paragraph of Section 2.2.1, MILESTONE payments shall not be advance payments against any royalties or other payments due and payable hereunder, but shall be in addition to any royalty or other payments due under the AGREEMENT and this Amendment. In the event BAXTER [***].”

A new Section 9.1.5 is hereby added as follows:

“[***] MILESTONES FOR THE DEVELOPMENT AND COMMERCIALIZATION OF ONE COMMERCIAL PRODUCT FOR THE TREATMENT OF HEMOPHILIA B. The MILESTONES that are provided for under Schedule II-A shall apply with respect to the first POTENTIAL PRODUCT being developed for Hemophilia B using FACTOR IX as the THERAPEUTIC AGENT that achieves each such MILESTONE, and the first COMMERCIAL PRODUCT receiving MARKETING AUTHORIZATION having a label indication for the treatment of Hemophilia B using FACTOR IX as the THERAPEUTIC AGENT. Such POTENTIAL PRODUCT and COMMERCIAL PRODUCT for the treatment of Hemophilia B using FACTOR IX as the THERAPEUTIC AGENT may be the same, but in the event they are not, [***]. For clarity, additional milestone payments may be payable by BAXTER in accordance with the provisions of Section 9.1.6.

For clarity, BAXTER or its AFFILIATE or SUBLICENSEE, at BAXTER’S discretion, shall be [***].

NEKTAR AL shall not be entitled to additional MILESTONES for additional label claims that are obtained by BAXTER or its AFFILIATE or SUBLICENSEE for then-existing COMMERCIAL PRODUCTS for the treatment of Hemophilia B using FACTOR IX as the THERAPEUTIC AGENT. [***].

For the avoidance of doubt, NEKTAR AL shall not be entitled to the payment of any MILESTONES with respect to any POTENTIAL PRODUCT or COMMERCIAL PRODUCT developed for [***] as the THERAPEUTIC AGENT, unless those milestones to be negotiated under Section 9.1.2 have not yet been paid when the MILESTONE events occur with [***]”

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

A new Section 9.1.6 is hereby added as follows:

“ADDITIONAL MILESTONES FOR THE COMMERCIALIZATION OF MORE THAN ONE COMMERCIAL PRODUCT FOR THE TREATMENT OF HEMOPHILIA B. After the receipt of MARKETING AUTHORIZATION for the first FACTOR IX COMMERCIAL PRODUCT for the treatment of Hemophilia B (using FACTOR IX as the THERAPEUTIC AGENT), NEKTAR AL shall be entitled to receive milestone payments in addition to the MILESTONES provided for in Schedule II-A, for each additional POTENTIAL PRODUCT with a label indication for the treatment of Hemophilia B using FACTOR IX as the THERAPEUTIC AGENT, for which BAXTER or its AFFILIATE or SUBLICENSEE receives a new MARKETING AUTHORIZATION in the United States and/or European Union. With respect to any additional POTENTIAL PRODUCTS that are FACTOR IX half-life extension products, additional milestone payments shall be made upon the successful completion of a PIVOTAL TRIAL in adults for each such additional POTENTIAL PRODUCT and for each MARKETING AUTHORIZATION received in the United States and/or European Union for each such additional POTENTIAL PRODUCT. [***] for each such additional POTENTIAL PRODUCT, provided that the [***] for each such additional POTENTIAL PRODUCT [***] per POTENTIAL PRODUCT.

[***].

For the avoidance of doubt, a modified COMMERCIAL PRODUCT (including, but not limited to, modified with respect to formulation, presentation, packaging or dosage strength) shall not be considered an additional COMMERCIAL PRODUCT and NEKTAR AL shall not be entitled to any additional milestone payments pursuant to Section 9.1.2 or pursuant to Section 9.1.6 upon the commercialization of any such modified COMMERCIAL PRODUCT if such COMMERCIAL PRODUCT uses the same THERAPEUTIC AGENT and SELECTED REAGENT as the unmodified COMMERCIAL PRODUCT.”

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

The first paragraph of Section 9.2 (up to but excluding Section 9.2.1) is hereby deleted in its entirety and replaced with the following:

“ROYALTIES. With respect to COMMERCIAL PRODUCTS that either (a) contain a chemical entity resulting from attachment of [***] to a SELECTED REAGENT by means of PEGYLATION that is selected by the RESEARCH COMMITTEE, or (ii) use PEGYLATION to [***], whether by using PEGYLATION technology [***], BAXTER shall pay NEKTAR AL royalties in an amount equal to the product of the applicable ROYALTY RATE and the annual aggregate NET SALES of all such COMMERCIAL PRODUCTS on a COMMERCIAL PRODUCT-by-COMMERCIAL PRODUCT and country-by-country basis for an initial period of [***] from the FIRST COMMERCIAL SALE of the applicable COMMERCIAL PRODUCT in the applicable country (the “INITIAL ROYALTY TERM”). Royalties shall be paid during the INITIAL ROYALTY TERM in each and every country where such COMMERCIAL PRODUCT is sold, without regard to whether a VALID PATENT CLAIM covers the composition, manufacture, use, sale, offer for sale or import of the COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT.

With respect to COMMERCIAL PRODUCTS that either (a) contain a chemical entity resulting from attachment of FACTOR IX to a SELECTED REAGENT by means of PEGYLATION that is selected by the RESEARCH COMMITTEE, or (b) use PEGYLATION to extend or otherwise improve the half-life of FACTOR IX, BAXTER shall pay NEKTAR AL royalties in an amount equal to the product of the applicable ROYALTY RATE and the annual aggregate NET SALES of all such COMMERCIAL PRODUCTS on a COMMERCIAL PRODUCT-by-COMMERCIAL PRODUCT and country-by-country basis for an initial period of [***] from the FIRST COMMERCIAL SALE of the applicable COMMERCIAL PRODUCT in the applicable country (the “PEG-FIX INITIAL ROYALTY TERM”). Royalties shall be paid during the PEG-FIX INITIAL ROYALTY TERM in each and every country where such COMMERCIAL PRODUCT is sold, without regard to whether a VALID PATENT CLAIM covers the composition, manufacture, use, sale, offer for sale or import of the COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT.”

Section 9.2.1 is hereby deleted in its entirety and replaced by the following:

“After the expiration of the INITIAL ROYALTY TERM or PEG-FIX INITIAL ROYALTY TERM, as the case may be, for a particular COMMERCIAL PRODUCT in a particular country, BAXTER shall continue to pay such royalties on NET SALES of such COMMERCIAL PRODUCT on a world-wide basis provided that there exists, in each of the

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

following major markets in which MARKETING AUTHORIZATION is received for such COMMERCIAL PRODUCT, a VALID PATENT CLAIM which would be infringed by the composition, making, using, having made, offering for sale, sale or importation of such COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT: [***] (collectively, “MAJOR MARKETS”). Such royalties shall be paid on NET SALES of COMMERCIAL PRODUCTS in those countries where the composition, manufacture, import, use, offer for sale or sale of the applicable COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT is not covered by a VALID PATENT CLAIM, provided that the composition, manufacture, import, use, offer for sale or sale of such applicable COMMERCIAL PRODUCT or such SELECTED REAGENT is covered by a VALID PATENT CLAIM in each of the MAJOR MARKETS. [***].”

Section 9.2.2 is hereby deleted in its entirety and replaced by the following:

“If, at the time of sale of a COMMERCIAL PRODUCT in a particular country after the expiration of the INITIAL ROYALTY TERM or PEG-FIX INITIAL ROYALTY TERM, as the case may be, in such country, there is no VALID PATENT CLAIM covering the composition, manufacture, use, import, offer for sale or sale of such COMMERCIAL PRODUCT or the SELECTED REAGENT contained in such COMMERCIAL PRODUCT in each of the MAJOR MARKETS, then BAXTER shall only owe royalties with respect to NET SALES of COMMERCIAL PRODUCTS in those countries in which a VALID PATENT CLAIM covers the composition, manufacture, use, import, offer for sale or sale of such COMMERCIAL PRODUCTS or the SELECTED REAGENT contained in such COMMERCIAL PRODUCTS in such countries. [***].”

Section 9.2.3 is hereby deleted in its entirety and replaced by the following:

“The PARTIES agree that a VALID PATENT CLAIM exists, for purposes of determining whether royalties are payable after the expiration of the INITIAL ROYALTY TERM or PEG-FIX INITIAL ROYALTY TERM, as the case may be, even if components of a COMMERCIAL PRODUCT are sold separately as more fully described in Section 9.3 below, and the only VALID PATENT CLAIM covers the composition, manufacture, use, sale, offer for sale or import of only one component of such COMMERCIAL PRODUCT ([***]).”

Section 9.4 is hereby deleted in its entirety and replaced by the following:

“COMMERCIAL DILIGENCE FOR COMMERCIAL PRODUCTS FOR THE TREATMENT OF HEMOPHILIA A. If, during the TERM, BAXTER sells or markets another FACTOR VIII extended half-life product using a non-PEGYLATION technology which is used to treat Hemophilia A, then BAXTER must meet the COMMERCIAL DILIGENCE THRESHOLD, as set forth below. No later than [***] after the FIRST COMMERCIAL SALE of a

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

COMMERCIAL PRODUCT for the treatment of Hemophilia A, where [***] is the THERAPEUTIC AGENT, in each MAJOR MARKET in which MARKETING AUTHORIZATION has been obtained, the sales ([***]) of all such COMMERCIAL PRODUCTS in the aggregate shall constitute [***] of the total sales ([***]) of all FACTOR VIII extended half-life products used to treat Hemophilia A in such MAJOR MARKET (the “COMMERCIAL DILIGENCE THRESHOLD”). If sales ([***]) of such COMMERCIAL PRODUCTS, in the aggregate, do not meet the COMMERCIAL DILIGENCE THRESHOLD in such MAJOR MARKET within such timeframe, then NEKTAR AL may, [***], upon written notice to BAXTER, [***]. In the event NEKTAR AL [***], the ROYALTY RATE to which NEKTAR AL is otherwise entitled shall be [***] for all NET SALES of all COMMERCIAL PRODUCTS [***]. The terms of any such co-promotion agreement shall be negotiated in good faith by the PARTIES, and shall include minimum co-promotion requirements and shall provide that [***].”

A new Section 9.4.1 is hereby added as follows:

“COMMERCIAL DILIGENCE FOR COMMERICAL PRODUCTS FOR THE TREATMENT OF HEMOPHILIA B. If, during the TERM, BAXTER sells or markets another FACTOR IX extended half-life product using a non-PEGYLATION technology which is used to treat Hemophilia B, then BAXTER must meet the COMMERCIAL DILIGENCE THRESHOLD, as set forth below. No later than [***] after the FIRST COMMERCIAL SALE of a COMMERCIAL PRODUCT for the treatment of Hemophilia B using FACTOR IX as the THERAPEUTIC AGENT, in each MAJOR MARKET in which MARKETING AUTHORIZATION has been obtained, the sales ([***]) of all such COMMERCIAL PRODUCTS in the aggregate shall constitute [***] of the total sales ([***]) of all FACTOR IX extended half-life products used to treat Hemophilia B in such MAJOR MARKET (the “COMMERCIAL DILIGENCE THRESHOLD”). If sales ([***]) of such COMMERCIAL PRODUCTS, in the aggregate, do not meet the COMMERCIAL DILIGENCE THRESHOLD in such MAJOR MARKET within such timeframe, then NEKTAR AL may, [***], upon written notice to BAXTER, [***]. In the event NEKTAR AL [***] such FACTOR IX COMMERCIAL PRODUCTS, the ROYALTY RATE to which NEKTAR AL is otherwise entitled shall be [***] for all NET SALES of all COMMERCIAL PRODUCTS [***]. The terms of any such co-promotion agreement shall be negotiated in good faith by the PARTIES, and shall include minimum co-promotion requirements and shall provide that [***].”

A new Section 9.4.2 is hereby added as follows:

“COMMERCIAL DILIGENCE FOR COMMERICAL PRODUCTS FOR THE TREATMENT OF HEMOPHILIA A AND/OR B. If, during the TERM, BAXTER sells or markets another [***] extended half-life product [***] which is used to treat Hemophilia A and/or

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

Hemophilia B, then BAXTER must meet the COMMERCIAL DILIGENCE THRESHOLD, as set forth below. No later than [***] after the FIRST COMMERCIAL SALE of a COMMERCIAL PRODUCT for the treatment of Hemophilia A or Hemophilia B using [***] as the THERAPEUTIC AGENT, in each MAJOR MARKET in which MARKETING AUTHORIZATION has been obtained, the sales ([***]) of all such COMMERCIAL PRODUCTS in the aggregate shall constitute [***] of the total sales ([***]) of all [***] extended half-life products used to treat Hemophilia A and/or Hemophilia B in such MAJOR MARKET (the “COMMERCIAL DILIGENCE THRESHOLD”). If sales ([***]) of such COMMERCIAL PRODUCTS, in the aggregate, do not meet the COMMERCIAL DILIGENCE THRESHOLD in such MAJOR MARKET within such timeframe, then NEKTAR AL may, [***], upon written notice to BAXTER, [***] COMMERCIAL PRODUCTS in such MAJOR MARKET. In the event NEKTAR AL [***] COMMERCIAL PRODUCTS, the ROYALTY RATE to which NEKTAR AL is otherwise entitled shall be [***] for all NET SALES of all COMMERCIAL PRODUCTS [***]. The terms of any such co-promotion agreement shall be negotiated in good faith by the PARTIES, and shall include minimum co-promotion requirements and shall provide that [***].”

A new Section 9.7 is hereby added as follows:

“OPTION TO ACQUIRE ADDITIONAL LICENSE. In addition to the license granted by NEKTAR AL to BAXTER under Section 4.1, BAXTER may wish to exercise an option to enter into negotiations with NEKTAR AL to acquire an additional license (the “OPTION”). The conditions under which such OPTION may be exercised, and certain of the terms of such license, [***]. The PARTIES acknowledge and agree that the [***].”

References to NON-DISCLOSURE AGREEMENT in Article 11 are hereby made plural. Any reference to BAXTER MATERIALS and NEKTAR AL MATERIALS in Article 11 includes BAXTER FIX MATERIALS and NEKTAR AL PEG-FIX MATERIALS.

The first sentence of Section 17.2.2A. is hereby deleted in its entirety and replaced by the following:

“NEKTAR AL shall have the right, but not the obligation, to carry out actions against THIRD PARTIES arising from such THIRD PARTIES’ infringement or misappropriation of NEKTAR AL LICENSED TECHNOLOGY covering the composition, manufacture, use, import, offer for sale or sale of a SELECTED REAGENT.”

Section 19.2 is hereby deleted in its entirety and replaced by the following:

“DISCRETIONARY TERMINATION. BAXTER may terminate this AGREEMENT

(i) in its entirety, other than pursuant to any other provision of this AGREEMENT, at any time, without any liability other than payment of the TERMINATION FEES, if applicable, payable in accordance with both Sections 19.7.5 and 19.7.6, upon [***] to NEKTAR AL;

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17

(ii) in part, upon [***] to NEKTAR AL, with respect to the development and/or commercialization of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS utilizing (directly or indirectly) [***], other than pursuant to any other provision of this AGREEMENT, at any time, without any liability other than payment of the TERMINATION FEE, if applicable, payable in accordance with Section 19.7.5; or

(iii) in part, upon [***] to NEKTAR AL, with respect to the development and/or commercialization of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS utilizing (directly or indirectly) [***], other than pursuant to any other provision of this AGREEMENT, at any time, without any liability other than payment of the TERMINATION FEE, if applicable, payable in accordance with Section 19.7.6.”

Section 19.3 is hereby amended by adding the following to the end of the existing text:

“Notwithstanding the foregoing, if the failure to comply relates [***], the non-breaching party may only terminate the AGREEMENT in part with respect to all of the THERAPEUTIC AGENTS specified in (a), or with respect to the THERAPETIC AGENT specified in (b). If the failure to comply relates to both (c) [***], the non-breaching party [***].”

The first two paragraphs of Section 19.5 are hereby deleted in their entirety and replaced by the following:

“In the event [***] (each such failure to meet and lack of extension hereinafter referred to as a “DILIGENCE DEFECT”), then [***]:

(i) at its option, terminate this AGREEMENT in part with respect to [***], if the DILIGENCE DEFECT relates to a Development Diligence milestone set forth in Schedule IV;

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18

(ii) at its option, terminate this AGREEMENT in part with respect to [***], if the DILIGENCE DEFECT relates to a Development Diligence milestone set forth in Schedule IV-A; or

(iii) at its option, terminate this AGREEMENT [***] DILIGENCE DEFECT relating to a Development Diligence milestone set forth in Schedule IV and a DILIGENCE DEFECT relating to a Development Diligence milestone set forth in Schedule IV-A.

In the event [***], Section 7.1 shall no longer apply with respect to that portion of the AGREEMENT and those THERAPEUTIC AGENTS that have been so [***], but the royalties and MILESTONES provided for herein shall continue to apply except as otherwise set forth in Section 19.5.2. Notwithstanding the foregoing, before [***] under this Section 19.5, [***] shall call a special meeting of the JOINT STEERING COMMITTEE for the [***]. Such special meeting of the JOINT STEERING COMMITTEE shall be held as soon as practicable, but in no event later than [***] from the date on which [***] requests such meeting. At any time during the period commencing on the conclusion of such meeting up through the date that is [***] and [***] after the applicable milestone date, [***]. Thereafter, [***] to either cure (by meeting such Development Diligence milestone event) or to extend the milestone date by the duration of the applicable extension period set forth in Schedule IV or Schedule IV-A (as applicable), by providing written notice of its intent to extend and by paying the applicable extension payment within [***] thereafter. For clarity, the extension period shall commence at the end of the [***].”

Subsection G. of Section 19.5.1 is hereby deleted its entirety and replaced by the following:

“G. [***].”

A new Section 19.7.6 is hereby added as follows:

“For clarity, Section 19.7.5 shall apply with respect to termination of the AGREEMENT by BAXTER in its entirety pursuant to Section 19.2(i) or in part under Section 19.2(ii). If BAXTER terminates the AGREEMENT in its entirety pursuant to Section 19.2(i) or in part under Section 19.2(iii), or if NEKTAR AL terminates the AGREEMENT in its entirety or in part (with respect to FACTOR IX) under Section 19.3(b), or if NEKTAR AL terminates the AGREEMENT in part ([***], then BAXTER shall pay to NEKTAR AL a termination fee (“PEG-FIX TERMINATION FEE”) within [***] after the effective date of such termination as follows:

(a) If termination occurs after the [***], BAXTER shall pay NEKTAR AL a PEG-FIX TERMINATION FEE of [***];

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19

(b) If termination occurs after the [***], BAXTER shall pay NEKTAR AL a PEG-FIX TERMINATION FEE of [***]; and

(c) If termination occurs after the [***], BAXTER shall pay NEKTAR AL a PEG-FIX TERMINATION FEE of [***].

If BAXTER terminates the AGREEMENT in its entirety under Section 19.2(i), BAXTER shall pay NEKTAR AL both the TERMINATION FEE due and owing to NEKTAR AL under Section 19.7.5, and the PEG-FIX TERMINATION FEE due and owing to NEKTAR AL under this Section 19.7.6. If NEKTAR AL terminates the AGREEMENT in its entirety under Section 19.3, BAXTER shall pay NEKTAR AL [***]. If NEKTAR AL terminates the AGREEMENT in part under Section 19.3(a) ([***]), BAXTER shall pay NEKTAR AL [***]. If NEKTAR AL terminates the AGREEMENT in part under Section 19.3(b) ([***]), BAXTER shall pay NEKTAR AL [***].

Notwithstanding the foregoing, if BAXTER terminates the AGREEMENT in part under Section 19.2(iii) due to a COMMERCIAL FAILURE, the TERMINATION FEE set forth in this Section 19.7.6 [***]. “COMMERCIAL FAILURE” means:

(i)	[***], as defined by the RESEARCH COMMITTEE;

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***]

(vi)	[***].

For clarity, if the AGREEMENT is terminated by BAXTER in part under Section 19.2(iii) due to a COMMERCIAL FAILURE, there shall be [***].”

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20

Miscellaneous

a. Full Force and Effect. Except as expressly amended by this Amendment, the AGREEMENT shall remain unchanged and continue in full force and effect as provided therein.

b. Entire Agreement of the Parties. This Amendment and the AGREEMENT constitute the complete final and exclusive understanding and agreement of the PARTIES with respect to the subject matter of the AGREEMENT, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the PARTIES respecting the subject matter of the AGREEMENT.

c. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be executed my facsimile or other electronic means.

[Signature Page Follows]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21

[Signature Page to Amendment No. 3]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

ACCEPTED AND AGREED,

NEKTAR THERAPEUTICS AL, CORP.		BAXTER HEALTHCARE SA

By:	[***]	By:	[***]
	Signature		Signature

Name:	[***]	Name:	[***]
	Printed		Printed

Title:	[***]	Title:	[***]

BAXTER HEALTHCARE CORPORATION

By:	[***]	By:	[***]
	Signature		Signature

Name:	[***]	Name:	[***]
	Printed		Printed

Title:	[***]	Title:	[***]

[***]	indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.